                                                                   EXHIBIT 10.23


                           STOCK PURCHASE AGREEMENT

                                     among

                              MJD VENTURES, INC.,

                                GARY L. PORTER,

                              VIRGINIA M. PORTER,

                                 RENEE PORTER,

                    THOSE STOCKHOLDERS SHOWN ON EXHIBIT A,

                                      and

                           C-R COMMUNICATIONS, INC.

                                      and

                             C-R TELEPHONE COMPANY

                           dated as of June 24, 1997

                               TABLE OF CONTENTS


     This Table of Contents is not part of this Agreement but is attached for convenience only.

     ARTICLE I

     PURCHASE OF STOCK........................................................   2
          Section 1.1    Purchase and Sale....................................   2
                         -----------------
          Section 1.2    Purchase Price.......................................   2
                         --------------
          Section 1.3    Excluded Assets and Liabilities......................   2
                         --------------------------------

     ARTICLE II

     REPRESENTATIONS AND WARRANTIES OF THE PORTERS............................   2
          Section 2.1    Corporate Organization...............................   3
                         ----------------------
          Section 2.2    Authorization........................................   3
                         -------------
          Section 2.3    No Violation.........................................   3
                         ------------
          Section 2.4    Subsidiaries and Investments.........................   4
                         ----------------------------
          Section 2.5    Stock Record Book....................................   4
                         -----------------
          Section 2.6    Corporate Books......................................   5
                         ---------------
          Section 2.7    Title to Stock.......................................   5
                         --------------
          Section 2.8    Options and Rights...................................   5
                         ------------------
          Section 2.9    Financial Statements.................................   5
                         --------------------
                   (a)   Generally............................................   5
                         ---------
                   (b)   Absence of Change....................................   6
                         -----------------
          Section 2.10   Employees............................................   6
                         ---------
          Section 2.11   Absence of Certain Changes...........................   8
                         --------------------------
          Section 2.12   Contracts............................................   8
                         ---------
                   (a)   Generally............................................   8
                         ---------
                   (b)   Compliance...........................................   9
                         ----------
          Section 2.13   True and Complete Copies.............................  10
                         ------------------------
          Section 2.14   Title and Related Matters............................  10
                         -------------------------
                   (a)   Owned Property.......................................  10
                         --------------
                   (b)   Leased Property......................................  10
                         ---------------
                   (c)   Liens................................................  10
                         -----
                   (d)   Utilities............................................  11
                         ---------
                   (e)   Condition............................................  11
                         ---------
          Section 2.15   Litigation...........................................  11
                         ----------
          Section 2.16   Tax Matters..........................................  12
                         -----------
                   (a)   Generally............................................  12
                         ---------
                   (b)   Good Faith...........................................  12
                         ----------
                   (c)   Claims...............................................  12
                         ------
                   (d)   Course of Business...................................  13
                         ------------------
                   (e)   Withholdings.........................................  13
                         ------------
                   (f)   Partnerships.........................................  13
                         ------------
                   (g)   Accounting Method Adjustments........................  13
                         -----------------------------

              (h)   Tax Exemptions.......................................  13
                    --------------
              (i)   Tax Return Reviews...................................  13
                    ------------------
              (j)   Power of Attorney....................................  13
                    -----------------
              (k)   True and Complete Copies.............................  14
                    ------------------------
     Section 2.17   Bank and Brokerage Accounts..........................  14
                    ---------------------------
     Section 2.18   Compliance with Applicable
                    --------------------------
                    Laws, Regulations and Orders.........................  14
                    ----------------------------
     Section 2.19   Employee Benefit Plans...............................  14
                    ----------------------
     Section 2.20   Intellectual Property................................  18
                    ---------------------
     Section 2.21   Environmental Matters................................  18
                    ---------------------
              (a)   Generally............................................  18
                    ---------
              (b)   Property.............................................  18
                    --------
              (c)   Transportation.......................................  19
                    --------------
              (d)   Notification of Release..............................  19
                    -----------------------
              (e)   Liens................................................  19
                    -----
              (f)   Site Assessments.....................................  19
                    ----------------
     Section 2.22   Capital Expenditures and Investments.................  19
                    ------------------------------------
     Section 2.23   Dealings with Affiliates.............................  20
                    ------------------------
     Section 2.24   Insurance............................................  20
                    ---------
     Section 2.25   Commissions..........................................  20
                    -----------
     Section 2.26   Permits and Reports..................................  20
                    -------------------
     Section 2.27   Absence of Undisclosed Liabilities...................  21
                    -----------------------------------
     Section 2.28   Sale of Interest in Central Illinois
                    ------------------------------------
                    Data Services........................................  22
                    -------------
     Section 2.29   Disclosure...........................................  22
                    ----------


     ARTICLE III

     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.....................  22
     Section 3.1    Corporate Organization...............................  22
                    ----------------------
     Section 3.2    Authorization........................................  22
                    -------------
     Section 3.3    No Violation.........................................  23
                    ------------
     Section 3.4    Investment Intent....................................  23
                    -----------------


     ARTICLE IV

     COVENANTS OF THE SELLER AND THE COMPANY.............................  23
     Section 4.1    Regular Course of Business...........................  24
                    --------------------------
              (a)   Generally............................................  24
                    ---------
              (b)   Compensation.........................................  24
                    ------------
              (c)   Insurance............................................  24
                    ---------
              (d)   Claims...............................................  24
                    ------
              (e)   Supplement...........................................  24
                    ----------
     Section 4.2    Amendments...........................................  24
                    ----------
     Section 4.3    Capital Changes......................................  24
                    ---------------

     Section 4.4    Dividends............................................  25
                    ---------
     Section 4.5    Capital Expenditures.................................  25
                    --------------------
     Section 4.6    Borrowing............................................  25
                    ---------
     Section 4.7    Property.............................................  25
                    --------
     Section 4.8    Other Commitments....................................  25
                    -----------------
     Section 4.9    Interim Financial Information........................  25
                    -----------------------------
     Section 4.10   Consents and Authorizations..........................  25
                    ---------------------------
     Section 4.11   Access...............................................  25
                    ------
     Section 4.12   Notice of Transfer...................................  26
                    ------------------
     Section 4.13   Payment of Stamp Tax.................................  26
                    --------------------
     Section 4.14   Disclosure...........................................  26
                    ----------
     Section 4.15   Cooperation with Purchaser...........................  26
                    --------------------------
     Section 4.16   Best Efforts to Assemble Shares......................  26
                    -------------------------------


ARTICLE V

COVENANTS OF THE PURCHASER...............................................  27
     Section 5.1    Consents and Authorizations..........................  27
                    ---------------------------
     Section 5.2    Employees............................................  27
                    ---------
     Section 5.3    Porters' Health Insurance............................  27
                    -------------------------
     Section 5.4    Complimentary Local Service..........................  27
                    ---------------------------


ARTICLE VI

OTHER AGREEMENTS.........................................................  28
     Section 6.1    Agreement to Defend..................................  28
                    -------------------
     Section 6.2    Further Assurances...................................  28
                    ------------------
     Section 6.3    Consents.............................................  28
                    --------
     Section 6.4    No Solicitation or Negotiation.......................  28
                    ------------------------------
     Section 6.5    No Termination of the Obligations
                    ---------------------------------
                    by Subsequent Dissolution............................  29
                    -------------------------
     Section 6.6    Public Announcements.................................  29
                    --------------------
     Section 6.7    Records and Information..............................  29
                    -----------------------
              (a)   Retention of Records.................................  29
                    --------------------
              (b)   Access to Information................................  29
                    ---------------------
              (c)   Provisions of Corporate Records......................  30
                    -------------------------------
              (d)   Witnesses............................................  30
                    ---------
     Section 6.8    Insurance Policies and
                    ----------------------
                    Claims Administration................................  30
                    ---------------------
              (a)   Insurance Coverage Prior to the
                    -------------------------------
                    Closing Date.........................................  30
                    ------------
              (b)   Insurance Coverage After the
                    ----------------------------
                    Closing Date.........................................  31
                    ------------
     Section 6.9    Other Tax Matters....................................  31
                    -----------------
              (a)   Tax Returns..........................................  31
                    -----------
              (b)   Information..........................................  31
                    -----------

ARTICLE VII

CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER...........................  32
     Section 7.1    Representations and Warranties.......................  32
                    ------------------------------
     Section 7.2    Consents and Approvals...............................  32
                    ----------------------
     Section 7.3    No Material Adverse Change...........................  32
                    --------------------------
     Section 7.4    No Proceeding or Litigation..........................  33
                    ---------------------------
     Section 7.5    Secretary's Certificate..............................  33
                    -----------------------
     Section 7.6    Certificates of Good Standing........................  33
                    -----------------------------
     Section 7.7    Opinion of Seller's Counsel..........................  33
                    ---------------------------
     Section 7.8    Noncompetition Agreement.............................  33
                    ------------------------
     Section 7.9    Consulting Agreement.................................  33
                    --------------------
     Section 7.10   Resignations.........................................  33
                    ------------
     Section 7.11   Other Documents......................................  33
                    ---------------
     Section 7.12   Liens................................................  34
                    -----
     Section 7.13   Sale of Billing Services Company.....................  34
                    --------------------------------
     Section 7.14   Delivery of Minute Books.............................  34
                    ------------------------
     Section 7.15   Delivery of Financial Statements.....................  34
                    --------------------------------
     Section 7.16   Distribution of Odyssey Capital
                    -------------------------------
                    Stock................................................  34
                    -----


ARTICLE VIII

CONDITIONS TO THE OBLIGATIONS OF THE SELLER..............................  34
     Section 8.1    Representations and Warranties.......................  34
                    ------------------------------
     Section 8.2    Consents and Approvals...............................  35
                    ----------------------
     Section 8.3    No Proceeding or Litigation..........................  35
                    ---------------------------
     Section 8.4    Secretary's Certificate..............................  35
                    -----------------------
     Section 8.5    Opinion of Purchaser's Counsel.......................  35
                    ------------------------------


ARTICLE IX

CLOSING..................................................................  35
     Section 9.1    Closing..............................................  35
                    -------
     Section 9.2    Closing Date Payment and Receipt
                    --------------------------------
                    of Shares............................................  36
                    ---------
     Section 9.3    Purchase of Certain Shares...........................  36
                    --------------------------

ARTICLE X

TERMINATION AND ABANDONMENT..............................................  36
     Section 10.1   Methods of Termination...............................  36
                    ----------------------
                (a) Mutual Consent.......................................  36
                    --------------
                (b) Seller's Failure to Perform..........................  36
                    ---------------------------
                (c) Purchaser's Failure to Perform.......................  37
                    ------------------------------
                (d) Remedies.............................................  37
                    --------
     Section 10.2   Procedure Upon Termination...........................  37
                    --------------------------
                (a) Return of Records....................................  37
                    -----------------
                (b) Confidentiality......................................  37
                    ---------------


ARTICLE XI

SURVIVAL OF TERMS; INDEMNIFICATION.......................................  37
     Section 11.1   Survival.............................................  37
                    --------
     Section 11.2   Indemnification by Gary L. Porter....................  38
                    ---------------------------------
               (a)  Misrepresentation or Breach..........................  38
                    ---------------------------
               (b)  Taxes................................................  38
                    -----
               (c)  Third Party Claims...................................  38
                    ------------------
               (d)  Related Expenses.....................................  38
                    ----------------
     Section 11.3   Indemnification by the Purchaser.....................  39
                    --------------------------------
               (a)  Misrepresentation or Breach..........................  39
                    ---------------------------
               (b)  Taxes................................................  39
                    -----
               (c)  Third Party Claims...................................  39
                    ------------------
               (d)  Related Expenses.....................................  39
                    ----------------
     Section 11.4   Third Party Claims...................................  39
                    ------------------
               (a)  Generally............................................  39
                    ---------
               (b)  Counsel..............................................  40
                    -------
     Section 11.5   Right of Offset......................................  41
                    ---------------

ARTICLE XII

GENERAL PROVISIONS.......................................................  41
     Section 12.1   Amendment and Modification...........................  41
                    --------------------------
     Section 12.2   Waiver...............................................  41
                    ------
     Section 12.3   Certain Definitions..................................  41
                    -------------------
     Section 12.4   Notices..............................................  45
                    -------
     Section 12.5   Assignment...........................................  46
                    ----------
     Section 12.6   Governing Law........................................  46
                    -------------
     Section 12.7   Counterparts.........................................  46
                    ------------
     Section 12.8   Headings.............................................  46
                    --------
     Section 12.9   Entire Agreement.....................................  47
                    ----------------
     Section 12.10  No Benefit...........................................  47
                    ----------
     Section 12.11  Delays or Omissions..................................  47
                    -------------------
     Section 12.12  Severability.........................................  47
                    ------------
     Section 12.13  Expenses.............................................  47
                    --------

SCHEDULES
---------

  1.3          Excluded Assets and Liabilities
  2.3          No Violations
  2.4          Subsidiaries and Investments
  2.6          Corporate Books
  2.7          List of Shareholders/No Liens on Shares
  2.9          Changes Since December 31, 1995
  2.10         Employees
  2.11         Certain Changes
  2.12         Contracts
  2.14(a)      Owned Property/Liens
  2.14(b)      Leased Property
  2.14(e)      Condition
  2.15         Litigation
  2.16         Tax Matters
  2.17         Bank and Brokerage Accounts
  2.19         Employee Benefit Plans
  2.20         Intellectual Property
  2.21         Environmental Matters
  2.22         Capital Expenditures and Investments
  2.23         Dealings with Affiliates
  2.24         Insurance
  2.26         Permits
  2.27         Absence of Undisclosed Liabilities/Corporate Debt
  3.3          Consents and Authorizations of Purchaser
  4.14         Article IV Disclosure Statement



EXHIBITS
--------

     A         Other Stockholders
   7.7         Opinion of Seller's Counsel
   7.8         Noncompetition Agreement
   7.9         Consulting Agreement
   8.5         Opinion of Purchaser's Counsel

     THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of the 24th day of June, 1997, among MJD Ventures, Inc., a Delaware corporation (the "PURCHASER"), Gary L. Porter, an Illinois resident ("PORTER"), VIRGINIA M. PORTER, an Illinois resident ("VIRGINIA PORTER"), RENEE PORTER, an Illinois resident ("RENEE PORTER"), those stockholders shown on Exhibit A hereto (the "OTHER STOCKHOLDERS") (Porter, Virginia Porter, Renee Porter and the Other Stockholders collectively referred to hereinafter as "SELLER" or "SELLERS"), and C-R Communications, Inc., an Illinois corporation ("C-R" or the "COMPANY"), and C-R Telephone Company, an Illinois corporation ("TELEPHONE").

                                   RECITALS

     WHEREAS, Porter owns 689 shares of common stock, $10.00 par value of the Company, Virginia Porter owns 44 shares of common stock of the Company, Renee Porter owns 2 shares of common stock of the Company and the Other Stockholders own 15 hares of common stock of the Company, the 750 shares constituting all of the authorized, issued and outstanding shares of capital stock of the Company (the "SHARES");

     WHEREAS, the Company owns 100 shares of common stock, no par value, of Telephone, constituting all of the authorized, issued and outstanding shares of capital stock of Telephone (the "TELEPHONE CAPITAL STOCK");

     WHEREAS, the Company is a newly formed holding company, the only assets of which as of the date hereof are the capital stock of Telephone and of C-R Long Distance, Inc., an Illinois corporation ("LONG DISTANCE") and of Odyssey Communications, Inc., an Illinois corporation ("ODYSSEY");

     WHEREAS, Telephone is an operating telephone company that provides wireline telecommunications services in the exchanges of Ransom and Cornell, Illinois with at least 911 access lines (collectively the businesses of the Company and Telephone are hereinafter referred to as the "BUSINESS" or the "BUSINESS");

     WHEREAS, the Seller desires to sell, and the Purchaser desires to purchase, on the terms and subject to the conditions set forth in this Agreement, the Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                                   AGREEMENT


                                   ARTICLE I

                               PURCHASE OF STOCK

     Section 1.1    Purchase and Sale. At the Closing Date, on the terms and
                    -----------------
subject to the conditions set forth in this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Shares.

     Section 1.2    Purchase Price. In consideration for the conveyance of the
                    --------------
Shares, the Purchaser shall pay to the Seller on the Closing Date, as provided in Section 9.2 hereof, an amount per share of $5,333.33 for each of the Company's 750 shares (the "PURCHASE PRICE").

     Section 1.3    Excluded Assets and Liabilities. Notwithstanding that this
                    -------------------------------
Agreement relates to the purchase of capital stock from Seller by Purchaser, which results in the Company retaining any and all of its assets and liabilities, it is understood and agreed that Porter shall remove from the Company's premises prior to Closing and/or, as appropriate, remove from the Company's books and records, only those particular assets set forth on Schedule
1.3 hereto (the "EXCLUDED ASSETS"). Further, Porter shall assume any and all liabilities set forth on Schedule 1.3 hereto (the "EXCLUDED LIABILITIES"). Purchaser agrees that it shall cause Porter and the Company to execute any and all such bills of sale, deeds, assignments and/or agreements as may be necessary to transfer title to the Excluded Assets to Porter and to assign and/or transfer the Excluded Liabilities to Porter. The parties hereto further agree that no other assets of the Company, whether tangible or intangible, shall have been or shall be removed from the Company's premises or from the Company's books and records except in the ordinary course of the Company's Business as provided herein from and after December 31, 1995 through the Closing Date.


                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE PORTERS

     Porter, Virginia Porter and Renee Porter (herein collectively the "PORTERS") hereby represent and warrant to the Purchaser as follows (to the extent a representation is modified by a knowledge requirement, it shall speak to the knowledge of Porter, Virginia Porter, Renee Porter, and the Company), with respect to each of the Company, Telephone and all subsidiaries and affiliates thereof even though such representation and/or warranty shall use only the word Company (in other words, if any representation or warranty or covenant or agreement would be untrue as to any of the Company,

Telephone or any of their subsidiaries or affiliates then the Porters must so disclose any such untruth):

     Section 2.1    Corporate Organization. The Company is a corporation duly
                    ----------------------
organized, validly existing and in good standing with perpetual duration under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, operate and lease its properties and to conduct its business as presently conducted. Each Seller is a resident of Illinois, Florida or Idaho, as set forth in this Agreement or as shown on Exhibit A to this Agreement. There are no Shareholder Agreements in place among any of the Sellers. The Company is qualified to do business and is in good standing in every jurisdiction in which the conduct of its business, the ownership or lease of its properties, or the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby requires it to be so qualified. True, complete and correct copies of the Company's charter and by-laws as presently in effect have been delivered to the Purchaser. The reverse triangular merger effected by the Company as of December 15, 1995 was duly authorized by the shareholders and directors of each affected entity, and has been fully consummated and concluded of record, all in accordance with Illinois law so as to establish the Company as a holding company owning all of the capital stock of Telephone in a transaction qualifying as a tax-free reorganization pursuant to Internal Revenue Code
Section 368(a)(2)(E). True, complete and correct copies of the merger documents and the replacement Share certificates as presently in effect have been delivered to the Purchaser. All filings required to be made with the Internal Revenue Service in connection with the merger/reorganization have been fully and timely made.

     Section 2.2    Authorization. Each of the Seller and the Company has full
                    -------------
power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Board of Directors (and as appropriate, the stockholders) of the Company has duly authorized the execution, delivery and performance of this Agreement, and no other corporate proceedings on its part are necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of each of the Seller and the Company enforceable against each such party in accordance with its terms, subject to equitable considerations and the effect of bankruptcy and other laws affecting the rights of creditors generally. The Seller will, at the Closing, have full power and authority to deliver the Shares and the certificates evidencing the Shares to the Purchaser as provided for herein.

     Section 2.3    No Violation. Except as set forth on Schedule 2.3, the
                    ------------
execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by each of the Seller and the Company do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under (with due notice, lapse of time or both), (c) result in the creation of any Lien upon the Company or its capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by, or notice to, any Person pursuant to (i) the charter or by-laws of either the Seller or the Company, (ii) any applicable Regulation (including, without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976), (iii) any Order to which either the Seller or the Company is subject, or (iv) any Contract to which the Seller or the Company or any of their properties are subject. The Seller and the Company have complied with all applicable Regulations and Orders in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, subject to the requirements which are conditions to the Closing.

     Section 2.4    Subsidiaries and Investments. Except as set forth in
                    ----------------------------
Schedule 2.4, the Company has no subsidiaries or investments in any Person. Attached as set forth on Schedule 2.4 is a true and complete corporate organizational chart for the Company. Except as set forth on Schedule 2.4, the transactions contemplated by this Agreement will not conflict with or result in a breach of the terms, conditions or provisions of any agreement to which the Company is a party with respect to any such subsidiaries or investments, nor shall the transactions contemplated by this Agreement trigger any purchase, put, call or right of first refusal rights in any Person. Any such investments constitute an asset of the Company and the Company is the only Person with any rights thereto. Except as set forth on Schedule 2.4, the Company does not owe any indebtedness to or on account of any of such subsidiaries or investments, nor has the Company guaranteed any indebtedness on behalf of, or have any other contingent obligations with respect to, any such subsidiaries or investments, and the Company has not pledged any such investments or subsidiaries or any other of its assets in connection with any obligations relating to any such investment or subsidiary. The Company is not a general partner in any of its investments, nor is any employee of the Company an officer of any such investment entity. The Company is not a party to any Shareholders' or Stockholders' Agreements with respect to any of the entities discussed on
Schedule 2.4 hereto. Also set forth on Schedule 2.4 hereto is a listing of all dividends and/or distributions made with respect to any such subsidiaries and/or investments since December 31, 1991.

     Section 2.5    Stock Record Book. The stock record book of the Company is
                    -----------------
complete and correct in all material respects. No shares of capital stock of the Company are currently reserved for issuance for any purpose or upon the occurrence of any event or condition. The Shares constitute all of the outstanding capital stock of the Company and Seller owns all outstanding capital stock of the Company. The Company is the true and lawful owner of all of the outstanding capital stock of Telephone.

     Section 2.6    Corporate Books. The corporate minute books of the Company
                    ---------------
and of each of its subsidiaries are complete and correct in all material respects and contain signed minutes of all of the proceedings of the shareholders and directors of the Company and subsidiaries since incorporation. A true and complete list of the directors and executive officers of the Company and of each of its subsidiaries as of the date hereof is set forth in Schedule 2.6.

     Section 2.7    Title to Stock. The Shares are owned of record by those
                    --------------
shareholders and only such shareholders in such amounts as are set forth on
Schedule 2.7 hereto. No shares of preferred stock or other class of capital stock are authorized, issued or outstanding. The Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Shares were issued pursuant to applicable exemptions from registration under Federal securities laws and the securities laws of the State of Illinois, are owned by the Seller and will be sold pursuant hereto free and clear of all Liens. Upon payment of the Purchase Price to the Seller in accordance with this Agreement, the Seller will convey to the Purchaser good and marketable title to the Shares, free and clear of all Liens whatsoever. The assignments, endorsements, stock powers and other instruments of transfer delivered by the Seller to the Purchaser at the Closing will be sufficient to transfer the Seller's entire interest, legal and beneficial, in the Shares and thereby in the Telephone Capital Stock and in the capital stock of each other subsidiary of the Company. No dividends or other distributions are owed by the Company in connection with any of the Shares and none have been made to any stockholder of the Company or to any Seller since at least December 31, 1987.

     Section 2.8    Options and Rights. There are no outstanding subscriptions,
                    ------------------
options, warrants, rights, puts, calls or other Contracts by which the Company is bound to issue or to repurchase or otherwise acquire shares of its capital stock, or pursuant to which any Person has a right to purchase or to acquire, through conversion or otherwise, shares of the Company's capital stock.

     Section 2.9    Financial Statements.
                    --------------------

          (a)  Generally.  The Seller has delivered to the Purchaser correct and
               ---------
complete copies of (i) the audited balance sheets of the Company as of December 31, 1995 and December 31, 1996 and the related statements of income, cash flow and retained earnings for the fiscal year reporting periods then ended, together with all notes and schedules thereto (the "FINANCIAL STATEMENTS") and (ii) the unaudited monthly balance sheets of the Company as of November 30, 1996 and March 31, 1997 and the related monthly statements of income, cash flow and retained earnings for the period then ended, together with all notes and schedules thereto (the November 30, 1996 and March 31, 1997 statements, with all unaudited statements delivered hereafter, the "UNAUDITED FINANCIAL STATEMENTS"). The Financial Statements have been audited without qualification by Kiesling Associates, independent auditors for the Company. The Financial Statements and the Unaudited Financial Statements (a) have been prepared in accordance with the books and records of the Company and (b) fairly present the financial condition and results of operations and cash flows of the Company as of, and for the respective periods ended on, such dates, all in conformity with GAAP consistently applied, except, with respect to the Unaudited Financial Statements, for adjustments and notes that would result from an audit. Since December 31, 1995 and except as fully set forth in the Financial Statements and the Unaudited Financial Statements, the Company has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, whether known or unknown, and regardless of when asserted) arising out of transactions or events heretofore entered into or any action or inaction or state of facts existing, with respect to, or based upon transactions or events heretofore occurring.

          (b)  Absence of Change.  Except as set forth on Schedule 2.9 hereto,
               -----------------
since December 31, 1995, (i) the Company's business has been operated only in the ordinary course; (ii) there has been no Material Adverse Change in, and no event has occurred which is likely, individually or in the aggregate, to result in any Material Adverse Change in, the business, properties, business prospects, condition (financial or otherwise), or results of operations of the Company;
(iii) there has been no sale, assignment or transfer of any assets or properties of the Company except in the ordinary course of business, or any theft, damage, removal or destruction of such assets or properties or any casualty loss affecting the Company or its business; (iv) there has been no amendment or termination of any of the Company's Permits or material Contracts; (v) there has been no waiver or release of any material right or claim of the Company; (vi) there has been no labor dispute or union activity which affects the operation of the Company; and (vii) there has been no agreement by either the Seller or the Company to take any of the actions described in the preceding clauses (i) through (vi), except as contemplated by this Agreement.

     Section 2.10   Employees.
                    ---------

          (a) Schedule 2.10 sets forth a list of all of the Company's employees, officers, directors, consultants and independent contractors, together with a description of any

Contract regarding the terms of service and the rate and basis for total compensation of such persons.

          (b) The Company has paid or made provision for the payment of all salaries and accrued wages, accrued vacation and sick leave, and any other form of accrued, but unpaid, compensation, and has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes, and has withheld and paid to the appropriate governmental authority, or is holding for payment not yet due to such authority, all amounts required by law or agreement to be withheld from the wages or salaries of its employees. No amounts have been accrued on the Company's books for vacation or sick leave in excess of the current year's obligations and no such obligations exist. No contracts or provisions exist that would obligate the Company to pay any severance compensation to any employee should his or her employment with the Company be terminated for any reason from and after the date hereof.

          (c) Except as set forth on Schedule 2.10 hereto, the Company is not a party to any (i) outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for payment of any bonus or commission or severance compensation, (ii) agreement, policy or practice that requires it to pay termination or severance pay to salaried, exempt, non-exempt or hourly employees, (iii) collective bargaining agreement or other labor union contract applicable to persons employed by the Company, nor do the Porters or the Company know of any activities or proceedings of any labor union to organize any such employees. The Company has furnished to Purchaser complete and correct copies of all such agreements, if any ("EMPLOYMENT AND LABOR AGREEMENTS"). The Company has not breached or otherwise failed to comply with any provisions of any Employment or Labor Agreement.

          (d) Except as set forth in Schedule 2.10 hereto, (i) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB"), (ii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to the Porters' or Company's knowledge, threatened, against or affecting the Company, and the Company has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or with respect to employees of the Company, (iii) there are no charges with respect to or relating to the Company pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices, and (iv) the Company has not received formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of the Company and, to the knowledge of the Porters and Company, no such investigation is in progress.

     Section 2.11   Absence of Certain Changes. Except as set forth in Schedule
                    --------------------------
2.11, since December 31, 1995, there has been no (a) Material Adverse Change in the business, properties, financial statements, business prospects, condition (financial or otherwise) or results of operations of the Company, (b) damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, (c) declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) in respect of the Shares or the Telephone Capital Stock or any redemption of the Shares or the Telephone Capital Stock by the Company, (d) increase in the compensation payable to or to become payable by the Company to its employees, officers, consultants or independent contractors, (e) entry by the Company into any Contract not in the ordinary course of business, including, without limitation, any borrowing or capital expenditure or (f) change in accounting methods or principles used by the Company, except for any such change which is necessitated by a change in GAAP (which such changes shall be set forth on Schedule 2.11 hereto).

     Section 2.12   Contracts.
                    ---------

          (a)  Generally.  Except as listed in Schedule 2.12, the Company is not
               ---------
a party to any Contract relating to:

               (i) Bonus, pension, profit sharing, retirement, stock option, employee stock purchase or other plans providing for deferred compensation.

               (ii) Collective bargaining agreements or any other Contract with any labor union.

               (iii) Hospitalization insurance or other welfare benefit plans or practices.

               (iv)  Loans to its employees, officers, directors or Affiliates.

               (v) The borrowing or loaning of money to or from any Person or the mortgaging, pledging or otherwise placing a Lien on any asset of the Company, including, but not limited to, any Contract with respect to the Company's indebtedness to the Rural Utilities Service (RUS) and to Rural Telephone Bank (RTB).

               (vi)  A guarantee of any obligation.

               (vii) The ownership, lease (whether as lessee or lessor) or operation of any property, real or personal.

               (viii)    Intangible property (including Proprietary Rights).

               (ix) Warranties with respect to its services rendered or its products sold or leased.

               (x) Registration or preemptive rights with respect to any securities.

               (xi) Prohibitions preventing it from freely engaging in any business.

               (xii) The purchase, acquisition, disposition or supply of inventory and other property and assets, including those relating to the sale of the Company's interest in Central Illinois Data Services and any agreements that would obligate the Company in any manner to continue its use of such billing service company after such sale.

               (xiii) Employees, independent contractors, consultants, or other agents.

               (xiv)     Sales, commissions, advertising or marketing.

               (xv)      Unconditional purchase or payment obligations.

               (xvi) Any investment or subsidiary of the Company, including, but not limited to, those shown on Schedule 2.4 hereto.

               (xvii) Any other Contract not of the type covered by any of the foregoing items of this Section 2.12(a) requiring total payments by the Company in excess of ten thousand dollars ($10,000).

          (b)  Compliance. The Company has performed all obligations required to
               ----------
be performed by it, and is not in receipt of any claim of default or breach or notice of audit, under any Contract to which it is subject (including, without limitation, those required to be disclosed on Schedule 2.12). Except as disclosed in Schedule 2.12, no event has occurred which with the passage of time or the giving of notice or both would result in a material default, breach or event of non-compliance by the Company under any Contract to which it is subject. Except as disclosed in Schedule 2.12, the Company has no present expectation or intention of not fully performing all of its obligations under any Contract to which it is subject and has no knowledge of any breach or anticipated breach by any other party to any Contract to which it is subject.

     Section 2.13   True and Complete Copies. The Porters and the Company have
                    ------------------------
delivered to the Purchaser true and complete copies of all Contracts and documents listed in the Schedules to this Agreement, as well as of all minute books and stock books of the Company and of each of its subsidiaries. Such minute books and stock books are current and contain the complete records kept of such companies.

     Section 2.14   Title and Related Matters.
                    -------------------------

          (a)  Owned Property. Set forth in Schedule 2.14(a) is a description of
               --------------
all real and personal property owned by the Company. The Company has valid and marketable title to all such property, free and clear of all Liens, except Permitted Liens and those liens shown on Schedule 2.14(a) hereto. All properties used in the Company's business operations as of December 31, 1995 are reflected in the Financial Statements in accordance with and to the extent required by GAAP and, as of the date hereof, are fully set forth on Schedule 2.14(a) hereto. The Porters have delivered, with respect to any real property owned by the Company, true and complete copies of all deeds, title policies, environmental assessments, surveys and other title documents relating to such real property. Further, the Company has valid, good and marketable title to each of its investments set forth on Schedule 2.4 hereto, free and clear of all Liens, except as set forth on Schedule 2.14(a) hereto.

          (b)  Leased Property.  Set forth in Schedule 2.14(b) is a description
               ---------------
of all real and personal property leased or used by the Company. Except as otherwise set forth in Schedule 2.14(b), the Company's leases are in full force and effect and are valid and enforceable in accordance with their respective terms. There exists no event of default or event which constitutes or would constitute (with notice or lapse of time or both) a default by the Company or any other Person under any such lease, and neither the Porters nor the Company have received notice of such default or event. All rent and other amounts due and payable with respect to each of the Company's leases have been paid through the date of this Agreement. Except as set forth in Schedule 2.14(b), neither the Porters nor the Company have received notice that the landlord with respect to any real property or personal property lease would refuse to renew such lease upon expiration of the period thereof upon substantially the same terms, except for rent increases consistent with past experience or market rentals. The Porters have delivered, with respect to any leased real or personal property, true and complete copies of all such leases.

          (c)  Liens.   The real property owned or leased by the Company and the
               -----
buildings, structures and improvements included within such real property (collectively, the "IMPROVEMENTS") comply with all applicable restrictions, building ordinances and zoning ordinances and all Regulations of the applicable health and fire departments. No alteration, repair, improvement or other work which could give rise to a Lien has been performed with respect to such Improvements within the last one hundred twenty
(120) days. The Company's owned or leased real property and its continued use, occupancy and operation as currently used, occupied and operated does not constitute a nonconforming use under any Regulation or Order affecting such real property, and the continued existence, use, occupancy and operation of such Improvements is not dependent on any special permit, exception, approval or variance. There is no pending or, to the Porters' or Company's knowledge, threatened or proposed action or proceeding by any Authority to modify the zoning classification of, to condemn or take by the power of eminent domain (or to purchase in lieu thereof), to classify as a landmark, to impose special assessments on or otherwise to take or restrict in any way the right to use, develop or alter all or any part of the Company's owned or leased real property.

          (d)  Utilities.  The real property owned or leased by the Company has
               ---------
access, sufficient for the conduct of the Company's business as presently conducted and proposed to be conducted, to public roads and to all utilities, including electricity, sanitary and storm sewer, potable water, natural gas and other utilities used in the operation of the Company's business as presently conducted. Access to all such public roads and utilities will be available after the Closing Date.

          (e)  Condition.  Except as set forth on Schedule 2.14(e), since
               ---------
December 31, 1995, the Company has not sold, transferred, leased, distributed or disposed of any of its assets or properties, except for (i) transactions in the ordinary and regular course of business, or (ii) as otherwise consented to in writing by the Purchaser. The Company owns, or has all rights necessary to use, all properties and assets necessary for the conduct of its business as presently conducted. The assets and properties owned, leased or used by the Company in the conduct of the Business are in good condition (reasonable wear and tear excepted), are suitable for their respective uses, and comply with all applicable Regulations. Further such assets and properties constitute all of the assets and properties necessary for the Company to conduct its Business as now conducted.

     Section 2.15   Litigation. Except as set forth in Schedule 2.15, there is
                    ----------
(a) no Claim pending or, to the Porters' knowledge, threatened against the Company, (b) no Claim by the Company pending or threatened against any Person,
(c) no outstanding Order relating to the Company and (d) no Claim by any Person relating to the Shares. No Stockholder of the Company dissented to the Company's recent merger/reorganization and the time to do so under Illinois law has expired.

     Section 2.16   Tax Matters.
                    -----------

          (a)  Generally.  Except as set forth in Schedule 2.16, the Company,
               ---------
Telephone and all their subsidiaries have timely filed all federal, state, local and foreign tax reports, returns, information returns and any other documents required to be filed by each (collectively, "TAX RETURNS") and have duly paid all Taxes shown to be due and payable on such Tax Returns and all estimated or advance payments required by law. All Taxes for periods ending on or prior to or including the Closing Date have been fully paid or reserved against on the Unaudited Financial Statements and on the books of the Company, Telephone and all their subsidiaries in accordance with GAAP. All Taxes which are required to be withheld or collected by the Company, Telephone and all their subsidiaries have been duly withheld or collected and, to the extent required, have been paid to the proper federal, state, local or foreign authorities or properly segregated or deposited as required by applicable Regulations. There are no Liens for Taxes upon any property or assets of the Company, Telephone nor any of their subsidiaries except for Liens for Taxes not yet due and payable or for Taxes being contested in a manner permitted by applicable law (all as disclosed on Schedule 2.16 hereto). Except as disclosed in Schedule 2.16, neither the Company, Telephone nor any of their subsidiaries have requested an extension of time within which to file any Tax Return and none have waived the statute of limitations on the right of the IRS or any other taxing authority to assess or collect additional Taxes or to contest the information reported on any Tax Return. All Taxes owed by any affiliated group of which the Company, Telephone or any of their subsidiaries has at any time been a member (whether or not shown on any Tax Return) have been paid for each taxable period during which the Company, Telephone or any of their subsidiaries was a member of the affiliated group. Neither the Company, Telephone nor any of their subsidiaries has any liability for the unpaid Taxes of any Person under Treasury Regulation (S) 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise. The merger of the Company and Telephone referred to in Section 2.1 hereof qualified as a tax-free reorganization pursuant to Internal Revenue Code Section 368(a)(2)(E). All filings required to be made with the Internal Revenue Service as a result of such merger/reorganization have been fully and timely made.

          (b)  Good Faith.  All Tax Returns described in Section 2.16(a) have
               ----------
been prepared in good faith and are correct and complete in all respects, and there is no basis for assessment of any addition to the Taxes shown thereon.

          (c)  Claims.  Except as disclosed in Schedule 2.16, (i) there are no
               ------
proceedings, examinations or claims currently pending by any taxing Authority in connection with any Tax Returns described in Section 2.16(a) nor with respect to the periods to which such Tax Returns relate and (ii) there are no unresolved issues or unpaid deficiencies or outstanding or proposed assessments relating to any such proceedings, examinations, claims or Tax Returns. None of the Tax Returns described in Section 2.16(a) currently is under audit or has been audited. The items relating to the Business, properties and operations of the Company on the Tax Returns filed by the Company (including the supporting schedules filed therewith), copies of which have been supplied to the Purchaser, state accurately, in all respects, the information requested with respect to the Company, Telephone and their subsidiaries, which information was derived from the books and records of the Company.

          (d)  Course of Business.  The Company has not taken any action in
               ------------------
anticipation of the Closing that would have the effect of deferring any liability for Taxes of the Company, Telephone or any of their subsidiaries to any period (or portion thereof) ending after the Closing Date.

          (e)  Withholdings.  All payments for withholding Taxes, unemployment
               ------------
insurance and other amounts required to be withheld and deposited or paid to any relevant taxing Authorities have been so withheld, deposited or paid by or on behalf of the Company, Telephone and all of their subsidiaries, as appropriate.

          (f)  Partnerships.  The Company is not subject to any joint venture,
               ------------
partnership or other arrangement or Contract which is treated as a partnership for federal income tax purposes. Any tax-sharing agreement between the Company and any other Person shall terminate as of the Closing Date and any such tax-sharing agreement is fully disclosed on Schedule 2.16 hereto.

          (g)  Accounting Method Adjustments.  Except as disclosed in Schedule
               -----------------------------
2.16, the Company will not be required to recognize after the Closing Date any taxable income in respect of accounting method adjustments required to be made under any Regulation relating to Taxes, including without limitation, the Tax Reform Act of 1986 and the Revenue Act of 1987.

          (h)  Tax Exemptions.  None of the assets of the Company constitutes
               --------------
tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the IRC, and the Company is not subject to a lease, safe harbor lease or other arrangement as a result of which the Company is not treated as the owner of leased property for federal income tax purposes.

          (i)  Tax Return Reviews.  An accurate and complete description of the
               ------------------
most recent review, if any, of the Tax Returns of the Company by the IRS or any other taxing Authority is set forth in Schedule 2.16.

          (j)  Power of Attorney.  Except as set forth in Schedule 2.16 hereto,
               -----------------
no power of attorney has been granted by the

Company with respect to any matter, including, without limitation, the payment of Taxes, which is currently in force.

          (k)  True and Complete Copies.  The Porters and the Company have
               ------------------------
delivered to the Purchaser true and complete copies of all Tax Returns filed by the Company with respect to its 1992, 1993, 1994, 1995 and 1996 fiscal years.

     Section 2.17   Bank and Brokerage Accounts.  Set forth in Schedule 2.17
                    ---------------------------
hereto is a list of all of the bank and brokerage accounts maintained by the Company and the authorized signatories for each such account.

     Section 2.18   Compliance with Applicable Laws, Regulations and Orders.
                    -------------------------------------------------------
The Company has been and is presently in material compliance with all laws, ordinances, codes, rules, Regulations and Orders applicable to the conduct of its Business, including, without limitation, all Regulations relating to health, sanitation, fire, zoning, building and occupational safety.

     Section 2.19   Employee Benefit Plans.
                    ----------------------

          (a)  Set forth on Schedule 2.19 hereto is a true and complete list of:

               (i) each employee pension benefit plan, as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"), maintained by the Company or to which the Company or the Seller is required to make contributions ("PENSION BENEFIT PLAN"); and

               (ii) each employee welfare benefit plan, as defined in Section 3(1) of ERISA, maintained by the Company or to which the Company or the Seller is required to make contributions ("WELFARE BENEFIT PLAN").

          True and complete copies of all Pension Benefit Plans and Welfare Benefit Plans (collectively, "ERISA PLANS") have been delivered to or made available to Purchaser together with, as applicable with respect to each such ERISA Plan, trust agreements, summary plan descriptions, all IRS determination letters or applications therefor with respect to any Pension Benefit Plan intended to be qualified pursuant to Section 401(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and valuation or actuarial reports, accountant's opinions, financial statements, IRS Form 5500s (or 5500-C or 5500-
R) and summary annual reports for the last three years.

          (b) With respect to the ERISA Plans, except as set forth on Schedule 2.19:

               (i) there is no ERISA Plan which is a "multiemployer" plan as that term is defined in Section 3(37) of ERISA ("MULTIEMPLOYER PLAN");

               (ii) no event has occurred or (to the knowledge of the Porters or Company) is threatened or about to occur which would constitute a prohibited transaction under Section 406 of ERISA or under Section 4975 of the Code;

               (iii) each ERISA Plan has operated since its inception in accordance with the reporting and disclosure requirements imposed under ERISA and the Code and has timely filed Form 5500 (or 5500-C or 5500-R) and predecessors thereof; and

               (iv) no ERISA Plan is liable for any federal, state, local or foreign Taxes.

          (c) Each Pension Benefit Plan intended to be qualified under Section 401(a) of the Code:

               (i) has been qualified, from its inception, under Section 401(a) of the Code, and the trust established thereunder has been exempt from taxation under Section 501(a) of the Code and is currently in compliance with applicable federal laws;

               (ii) has been operated, since its inception, in accordance with its terms and there exists no fact which would adversely affect its qualified status; and

               (iii) is not currently under investigation, audit or review by the IRS or (to the knowledge of the Porters or Company) no such action is contemplated or under consideration and the IRS has not asserted that any Pension Benefit Plan is not qualified under Section 401(a) of the Code or that any trust established under a Pension Benefit Plan is not exempt under
     Section 501(a) of the Code.

          (d) With respect to each Pension Benefit Plan which is a defined benefit plan under Section 414(j) and each defined contribution plan under
Section 414(i) of the Code:

               (i) no liability to the Pension Benefit Guaranty Corporation ("PBGC") under Sections 4062-4064 of ERISA has been incurred by the Company since the effective date of ERISA and all premiums due and owing to the PBGC have been timely paid;

               (ii) the PBGC has not notified the Company or any Pension Benefit Plan of the commencement of proceedings under Section 4042 of ERISA to terminate any such plan;

               (iii) no event has occurred since the inception of any Pension Benefit Plan or (to the knowledge of the Porters or Company) is threatened or about to occur which would constitute a reportable event within the meaning of Section 4043(b) of ERISA;

               (iv) No Pension Benefit Plan ever has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code); and

               (v) if any of such Pension Benefit Plans were to be terminated on the Closing Date (A) no liability under Title IV of ERISA would be incurred by the Company and (B) all benefits accrued to the day prior to the Closing Date (whether or not vested) would be fully funded in accordance with the actuarial assumptions and method utilized by such plan for valuation purposes.

          (e) With respect to each Pension Benefit Plan, Schedule 2.19 contains a list of all Pension Benefit Plans to which ERISA has applied which have been or are being terminated, or for which a termination is contemplated, and a description of the actions taken by the PBGC and the IRS with respect thereto.

          (f) The aggregate of the amounts of contributions by the Company to be paid or accrued under ERISA Plans is not expected to exceed approximately $56,000 for the current fiscal year, all of which has been properly accrued or reserved for on the Financial Statements and Unaudited Financial Statements. To the extent required in accordance with GAAP, the Company's Financial Statements reflect in the aggregate an accrual of all amounts of employer contributions accrued but unpaid by the Company under the ERISA Plans as of the date of the Financial Statements.

          (g) With respect to any Multiemployer Plan (1) the Company has not, since its formation, made or suffered a "complete withdrawal" or "partial withdrawal" as such terms are respectively defined in Sections 4203 and 4205 of ERISA; (2) there is no withdrawal liability of the Company under any Multiemployer Plan, computed as if a "complete withdrawal" by the Company had occurred under each such Plan as of December 31, 1996; and (3) the Company has not received notice to the effect that any Multiemployer Plan is either in reorganization (as defined in Section 4241 of ERISA) or insolvent (as defined in Section 4245 of ERISA).

          (h)  With respect to the Welfare Benefit Plans:

               (i) There are no liabilities of the Company under Welfare Benefit Plans with respect to any condition which relates to a claim filed on or before the Closing Date.

               (ii)  No claims for benefits are in dispute or in litigation.

          (i)  Set forth on Schedule 2.19 hereto is a true and complete list of:

               (i) each employee stock purchase, employee stock option, employee stock ownership, deferred compensation, performance, bonus, incentive, vacation pay, holiday pay, insurance, severance, retirement, excess benefit or other plan, trust or arrangement which is not an ERISA Plan whether written or oral, which the Company maintains or is required to make contributions to; and

               (ii) each other agreement, arrangement, commitment and understanding of any kind, whether written or oral, with any current or former employee, officer, director or consultant of the Company pursuant to which payments may be required to be made at any time following the date hereof (including, without limitation, any employment, deferred compensation, severance, supplemental pension, termination or consulting agreement or arrangement).

          (j) True and complete copies of all of the written plans, arrangements and agreements referred to on Schedule 2.19 ("COMPENSATION COMMITMENTS") have been provided to Purchaser together with, where prepared by or for the Company, any valuation, actuarial or accountant's opinion or other financial reports with respect to each Compensation Commitment for the last three years. An accurate and complete written summary has been provided to Purchaser with respect to any Compensation Commitment which is unwritten.

          (k)  Each Compensation Commitment:

               (i) since its inception, has been implemented in all material respects in accordance with its terms;

               (ii) is not currently under investigation, audit or review by the IRS or any other federal or state agency and (to the knowledge of the Porters and Company) no such action is contemplated or under consideration;

               (iii) has no liability for any federal, state, local or foreign Taxes;

               (iv)  has no claims subject to dispute or litigation;

               (v)   has met all applicable requirements, if any, of the Code;
     and

              (vi) has been implemented since its inception in material compliance with the reporting and disclosure requirements imposed under ERISA and the Code.

     Section 2.20   Intellectual Property.  Schedule 2.20 sets forth a
                    ---------------------
complete and accurate list of the Proprietary Rights owned or used by the Company. The Company has no written documents relating to the Company's ownership or use of the Proprietary Rights listed in Schedule 2.20. No other Person has any rights to such Proprietary Rights, except pursuant to agreements or licenses specified in Schedule 2.20. To the Porters' and Company's knowledge, no other Person is infringing, violating or misappropriating any such Proprietary Right. If necessary, the Company owns or holds valid licenses to use all Proprietary Rights used in the operation of its business as presently conducted and proposed to be conducted.

     Section 2.21   Environmental Matters.  The Company has obtained all
                    ---------------------
Environmental Permits required in connection with the operation of its business. The Company is and has been, and is capable of continuing to be in compliance in all respects with (i) the terms and conditions of all such Environmental Permits and (ii) all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables of any applicable Environmental Law or Regulation, Order, code, plan, decree, judgment, injunction or demand letter issued, entered, promulgated or approved thereunder. The Company currently possesses and maintains such Environmental Permits in its name, and no amendments or modifications to such Environmental Permits or filings with any permitting Authority are required to permit the acquisition of the Shares as contemplated hereby. In addition, except as set forth in Schedule 2.21:

          (a)  Generally.  No notice, notification, demand, request for
               ---------
information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the Porters' and Company's knowledge, threatened by any Authority or other entity with respect to the Company relating to any Environmental Permit, license or authorization required in connection with the conduct of the business of the Company or with respect to the generation, treatment, storage, recycling, transportation, disposal or Release of any substance regulated under Environmental Laws ("HAZARDOUS MATERIALS").

          (b)  Property.
               --------

               (i) The Company has not handled any Hazardous Material on any property now or previously owned or leased by the Company.

               (ii) No PCB or asbestos is or has been present at any property now or previously owned or leased by the Company.

               (iii) There are no underground storage tanks for Hazardous Materials, active or abandoned, at any property now or previously owned or leased by the Company.

               (iv) There has been no Release of Hazardous Materials at, on or under any property now or previously owned or leased by the Company.

          (c)  Transportation. The Company has not (i) transported or arranged
               --------------
for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System ("CERCLIS") or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations or (ii) stored, treated, transported or disposed, or arranged for storage, treatment, transport or disposal of any Hazardous Materials, other than in compliance with Environmental Law.

          (d)  Notification of Release. No oral or written notification of a
               -----------------------
Release of a Hazardous Material has been filed by or on behalf of the Company, and no property now or previously owned or leased by the Company is listed or proposed for listing on the National Priorities List under CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up.

          (e)  Liens.  There are no Liens arising under or pursuant to any
               -----
Environmental Laws on any of the real property owned or leased by the Company, and no government actions have been taken or are threatened which could subject any of such properties to such Liens. The Company is not required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

          (f)  Site Assessments.  Except as set forth in Schedule 2.21, there
               ----------------
have been no Phase I or Phase II environmental site assessments conducted by or which are in the possession of the Porters or the Company in relation to any property or facility now or previously owned or leased by the Company.

     Section 2.22   Capital Expenditures and Investments.  The Company has no
                    ------------------------------------
outstanding Contracts or commitments for capital expenditures and investments, except as set forth in Schedule 2.22 attached hereto, which schedule includes a list of all disbursements on account of capital expenditures and investments by the Company since December 31, 1996. There has been no order or ruling from the ICC or any other regulatory body and none is threatened or expected by the Company requiring or recommending that the Company undertake any capital expenditures or investments.

     Section 2.23   Dealings with Affiliates.  Schedule 2.23 sets forth a
                    ------------------------
complete and accurate list of all oral or written Contracts between the Company and any one or more of its Affiliates. Except as set forth in Schedule 2.23, since December 31, 1995, the Company has not made any payments, loaned any funds or property or made any credit arrangement with any Affiliate or employee except for the payment of employee salaries in the ordinary course of business.

     Section 2.24   Insurance.  The Company currently is covered by insurance
                    ---------
policies which provide for coverages that are usual and customary as to amount and scope in the business of the Company, descriptions of which policies, including the names of the insurer and the insured, the amount of premiums, and the types and amounts of coverage, are set forth on Schedule 2.24. All of such policies are in full force and effect, all premiums with respect thereto have been paid or accrued therefor, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with (i) all applicable Regulations and (ii) all Contracts to which the Company is a party. The Company has not breached or otherwise failed to perform its obligations under any of such policies, nor has the Company received any adverse notice from any of the insurers party to such policies with respect to any alleged breach or failure in connection with any of such policies. Such policies will not terminate or lapse by reason of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth on Schedule 2.24, there are no pending or, to the Porters' and Company's knowledge, threatened claims under any policy relating to the Company. Also set forth on Schedule 2.24 is a true and complete listing of any and all claims made by the Company under any policy since December 31, 1991.

     Section 2.25   Commissions.  There are and will be no claims for
                    -----------
brokerage commissions, finder's fees, fees for fairness opinions or financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Seller, the Company, or any of their Affiliates.

     Section 2.26   Permits and Reports.  Schedule 2.26 hereto sets forth a list
                    -------------------
of all permits, licenses, registrations, certificates, orders, approvals or other authorizations from any Authority or other Person including, without limitation, the FCC and the ICC and the municipalities of Cornell and/or Ransom ("PERMITS") issued to or held by the Company in connection with its operations. Such Permits are the only Permits that are required for the Company to conduct its business as presently conducted and proposed to be conducted. Each such Permit is in full force and effect, and the Company has not received notice that any suspension, cancellation or modification of the terms of any such Permit is threatened. The Company is in full compliance with the terms of each such Permit, and the Porters are not aware of any reason not set forth in said Permit why any such Permit would not be renewed, upon substantially the same terms as currently exist, upon expiration of such Permit. Except as set forth in Schedule 2.26, no authorization, consent or notification of or filing with any Authority is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and each Permit issued to or held by the Company will continue in full force and effect following the Closing Date. Except as set forth on Schedule 2.26, (i) all returns, reports, applications, statements and other documents required to be filed by the Company with the FCC, the ICC and any other regulatory or governmental authority or municipality (including taxing authorities) with respect to the Business on or before the date hereof have been duly filed or properly extended as permitted by law (details of such extensions, if any, are set forth on Schedule 2.26 hereto) and are true and complete in all material respects, and (ii) all reporting requirements of the FCC, the ICC and other regulatory or governmental authorities or municipalities (including taxing authorities) having jurisdiction thereof have been complied with in all material respects. A listing of all returns, reports, applications, statements and other documents filed by the Company within the past five (5) years with the FCC, the ICC and any other regulatory or governmental authority (including taxing authorities) or municipality is attached hereto as Schedule 2.26; true and complete copies of all such returns, reports, applications, statements and other documents set forth on Schedule 2.26 have been previously provided to Purchaser by Seller.

     Section 2.27   Absence of Undisclosed Liabilities.  The Company does not
                    ----------------------------------
have any liability of any nature whatsoever (whether known or unknown, due or to become due, accrued, absolute, contingent or otherwise), including, without limitation, any unfunded obligation under employee benefit plans or arrangements as described in Section 2.19 hereof or liabilities for Taxes (as defined in Section 2.16 hereof) or liabilities for under-reporting, under-billing or under-collection of revenues or underpayment of revenues to a third party or liabilities relating to investments or subsidiaries, except for (i) liabilities stated or reserved against in the Financial Statements, (ii) current liabilities incurred in the ordinary course of business and consistent with past practice after the date of the Financial Statements which, individually and in the aggregate, do not have, and cannot reasonably be expected to have, a Material Adverse Effect, and (iii) liabilities disclosed on Schedule 2.27 hereto. All obligations and liabilities relating in any way to the Company's investments and subsidiaries are set forth on Schedule 2.4 hereto, setting forth the maximum amount of the Company's potential obligations and the expected payment schedule therefor. The Company is not a party to any Contract, or subject to any articles of incorporation or bylaw provision, any other corporate limitation or any legal requirement which has, or can reasonably be expected to have, a Material Adverse Effect. Any and all long term obligations and liabilities of the Company as of the date hereof are set forth on Schedule 2.27 hereto.

     Section 2.28   Sale of Interest in Central Illinois Data Services.  The
                    --------------------------------------------------
Company sold its fifty percent (50%) ownership interest in Central Illinois Data Services, a billing services company, prior to December 31, 1996, with the Company as of the date hereof still retaining the proceeds thereof. Nothing shall obligate the Purchaser to use this or any other billing services company from and after the date of Closing. Further, the Company has no continuing obligations in any way, other than on a month-to-month usage basis, with respect to such billing services company.

     Section 2.29   Disclosure.  Neither this Agreement nor any of the
                    ----------
attachments, written statements, documents, certificates or other items prepared for or supplied to the Purchaser by or on behalf of the Seller or the Company with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits any material fact necessary to make each statement contained herein or therein not misleading.


                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Seller as follows:

     Section 3.1    Corporate Organization.  The Purchaser is a corporation
                    ----------------------
duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, operate and lease its properties and to conduct its business as presently conducted and proposed to be conducted. The Purchaser is qualified to do business and is in good standing in every jurisdiction in which the conduct of its business, the ownership or lease of its properties, or the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby requires it to be so qualified. True, complete and correct copies of the Purchaser's charter and by-laws as presently in effect have been delivered to the Seller.

     Section 3.2    Authorization.  The Purchaser has full corporate power and
                    -------------
authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. It is anticipated that the Board of Directors of the Purchaser will have duly authorized the execution, delivery and performance of this Agreement no later than August 31, 1997, and no other corporate proceedings on its part are necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to equitable considerations and the effect of bankruptcy and other laws affecting the rights of creditors generally.

     Section 3.3    No Violation.  Except as set forth on Schedule 3.3 hereto,
                    ------------
the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Purchaser do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of,
(b) constitute a default or event of default under (with due notice, lapse of time or both), (c) result in the creation of any Lien upon the Purchaser or its capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of or (f) require any authorization, consent, approval, exemption or other action by, or notice to, any Person pursuant to the charter or by-laws of the Purchaser, any applicable Regulation (including, without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976), any Order to which the Purchaser is subject or any Contract to which the Purchaser or any of its properties are subject. The Purchaser has complied with all applicable Regulations and Orders in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, subject to the requirements which are conditions to the Closing.

     Section 3.4    Investment Intent.  The Purchaser represents and warrants
                    -----------------
to the Seller that it is purchasing the Shares for investment purposes and not with a view to distribution thereof and agrees that it shall not make any sale, transfer, or other disposition of the Shares in violation of the Securities Act of 1933, as amended, or the Regulations thereunder or under any other applicable securities laws.


                                  ARTICLE IV

                    COVENANTS OF THE SELLER AND THE COMPANY

     Subject to the provisions of Section 4.14 hereof, from and after December 31, 1995 until the Closing Date, each of the Porters and the Company agree that they shall have acted and shall act, or refrain from acting where so required, to comply (and in the case of the Porters, to cause the Company to comply) with the following:

     Section 4.1    Regular Course of Business.
                    --------------------------

          (a)  Generally.  The Company shall operate its business diligently
               ---------
and in good faith, consistent with past management practices, shall maintain all of its properties in customary repair, order and condition, shall maintain (except for expiration due to lapse of time or cancellation by another party pursuant to the terms thereof) in the ordinary course of business all leases and Contracts in effect without change except as expressly provided herein and shall comply with the provisions of all Regulations, Orders and Permits applicable to the Company and the conduct of its business. The Company shall comply, without modification, with all Contracts and commitments relating to capital expenditures as set forth on Schedule 2.22. The Company shall maintain its financial and accounting records in a manner consistent with that employed at December 31, 1995.

          (b)  Compensation.  The Company shall not hire any employee and shall
               ------------
not grant any increase in the compensation of any employee, officer, board member, consultant or independent contractor.

          (c)  Insurance.  The Company shall maintain current its insurance
               ---------
policies with the coverage and in the amounts set forth in Schedule 2.24.

          (d)  Claims.  The Company shall promptly notify the Purchaser of any
               ------
Claims that may be commenced against it, as well as of any threatened, suspected or expected Claims of which the Company or the Porters may be aware.

          (e)  Supplement.  From time to time prior to the Closing Date, the
               ----------
Seller shall promptly notify the Purchaser of any changes with respect to the information set forth in this Agreement or the Schedules hereto and of any matters hereafter arising which, if in existence at the date hereof, would have been required to be set forth in this Agreement or the Schedules hereto.

     Section 4.2    Amendments.  No change or amendment shall be made to the
                    ----------
charter or by-laws of the Company, and the Company shall not merge into or consolidate with any other Person or change the character of its business.

     Section 4.3    Capital Changes.  The Company shall not issue, sell,
                    ---------------
purchase or redeem any shares of its capital stock of any class or issue or sell any securities convertible into, or options, warrants or other rights to subscribe for, any shares of its capital stock. The Company shall not pledge or otherwise encumber any shares of its capital stock, nor shall the Company allow the transfer of any shares of its capital stock on its stock transfer ledger or other books and records.

     Section 4.4    Dividends.  The Company shall not declare, pay or set aside
                    ---------
for payment any dividend or other distribution in respect of its capital stock.

     Section 4.5    Capital Expenditures.  The Company shall not make any
                    --------------------
capital expenditures, or commitments with respect thereto, except as provided in
Schedule 2.22. The Company shall not make or accept any loan or advance to or from any of its Affiliates or Affiliates of the Seller.

     Section 4.6    Borrowing.  The Company shall not incur, assume or guarantee
                    ---------
any indebtedness or obligation not reflected on the Financial Statements, except for amounts not to exceed ten thousand dollars ($10,000) in the ordinary course of business. Further, the Company shall not incur, assume or guarantee any indebtedness or obligation of any of its subsidiaries or investments.

     Section 4.7    Property.  The Company shall not sell, transfer, or dispose
                    --------
of any of its assets and properties, other than in the ordinary course of business, or allow any of its assets and properties to become subject to a Lien.

     Section 4.8    Other Commitments.  Except as set forth in this Agreement
                    -----------------
or permitted in writing by the Purchaser from and after the date hereof, the Company shall not enter into any transaction, make any commitment or incur any obligation other than in the ordinary course of business.

     Section 4.9    Interim Financial Information.  From and after the date
                    -----------------------------
hereof, the Company shall supply the Purchaser with a copy of its internal unaudited monthly financial statements within thirty (30) days after the end of each month.

     Section 4.10   Consents and Authorizations.  The Porters and the Company
                    ---------------------------
shall, promptly after the date hereof, commence efforts to obtain the consents, waivers and authorizations listed in Schedules 2.3 and 2.26. The Seller and the Company shall diligently pursue and use their best efforts to obtain such consents, waivers and authorizations as promptly as practicable prior to the Closing Date.

     Section 4.11   Access.  Each of the Porters and the Company shall afford
                    ------
to the Purchaser and its counsel, accountants, agents and other authorized representatives and to financial institutions specified by the Purchaser reasonable access during business hours to the Company's plants, properties, books and records in order that the Purchaser may have full opportunity to make such reasonable investigations as it shall desire to make of the affairs of the Company. The Company shall cause its officers, employees and auditors to furnish such additional financial and operating data and other information as the Purchaser or its lender shall from time to time reasonably request.

     Section 4.12   Notice of Transfer.  Each of the Porters and the Company
                    ------------------
shall cooperate in providing any required notices to the appropriate Authority regarding any issues of ownership or control or change thereof (including, without limitation, any such issues relating to the Permits).

     Section 4.13   Payment of Stamp Tax.  All transfer (including any real
                    --------------------
estate transfer tax), documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be borne equally by the Porters and the Purchaser when due, and the parties will file on a timely basis all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable Regulation, will, and will cause its Affiliates to, join in the execution of any such Tax Returns and other documentation.

     Section 4.14   Disclosure.  To the extent the Company shall have taken
                    ----------
any actions contrary to any of the covenants set forth in this Article IV, from and after December 31, 1995 and prior to the date hereof, such actions are set forth on Schedule 4.14 hereto. From and after the date hereof, the Company shall not take any actions contrary to any of the covenants set forth in this Article IV without the prior written consent of the Purchaser.

     Section 4.15   Cooperation with Purchaser.  Each of the Seller and the
                    --------------------------
Company shall cooperate with Purchaser as shall be necessary for Purchaser to consummate this transaction and to obtain financing therefor, including giving access to the Company's properties and business records as shall be necessary for Purchaser to, among other things, obtain surveys of the real property, a title commitment with respect to the real property and/or environmental assessments.

     Section 4.16   Best Efforts to Assemble Shares.  It is Purchaser's desire
                    -------------------------------
to purchase 100% of the Shares at the Closing. The Porters shall use their respective best efforts to fully inform the Other Stockholders of the transactions contemplated by this Agreement and to deliver all of the Shares at Closing as required by Section 9.2 hereof. To the extent the 750th share and/or its owner has not been located, then the Porters shall cooperate with and assist Purchaser as appropriate in properly complying with Illinois' lost and mislaid property statutes so as to properly deposit the purchase price for such missing share certificate with the State of Illinois.

                                   ARTICLE V

                          COVENANTS OF THE PURCHASER

     Section 5.1    Consents and Authorizations.  The Purchaser shall, promptly
                    ---------------------------
after the date hereof, commence efforts to obtain the consents, waivers and authorizations listed in Schedule 3.3. The Purchaser shall diligently pursue and use its best efforts to obtain such consents, waivers and authorizations as promptly as practicable prior to the Closing Date.

     Section 5.2    Employees.  Purchaser shall cause the Company to continue
                    ---------
to employ the following employees of the Company after the Closing for at least three (3) years thereafter absent grounds to terminate such employee(s) for cause (as determined in the Company's sole discretion): Adam Porter, David Porter, Jeff Porter, Michael Ahearn and Karen Burkitt. Further, the Purchaser shall cause the Company to continue those National Telephone Cooperative Association ("NTCA") benefit plans (other than the NTCA's non-contributory defined benefit plan and multi-employer retirement program, which shall be terminated as at Closing or as soon thereafter as is possible) in place as at the Closing Date for at least three (3) years from the Closing Date. The Company's employees will be enrolled in Purchaser's 401(k) Plan, which plan will be amended to give the Company's employees credit for prior service with the Company for eligibility and vesting purposes back to the later of (i) September 1, 1994 (the inception date of Purchaser's plan) or (ii) the employee's date of hire by the Company. Further, the Purchaser shall cause the Company's vacation policy, as described on Schedule 2.10 hereto, to continue unchanged for a period of at least three (3) years from the Closing Date.

     Section 5.3    Porters' Health Insurance.  The Purchaser shall cause
                    -------------------------
Gary L. Porter, Virginia Porter and Renee Porter, as retired directors of the Company, to remain covered by the Company's NTCA health insurance plan (or a comparable plan) at the Company's expense after the Closing until such time as each is eligible for Medicare or a comparable replacement plan. Further, the Purchaser shall cause the premiums for Virginia Porter's supplemental Medicare coverage to be paid by the Company during Virginia Porter's lifetime.

     Section 5.4    Complimentary Local Service.  From and after the Closing
                    ---------------------------
Date, Purchaser agrees to cause the Company to provide one (1) local telephone line to Gary L. Porter's residence without charge so long as Mr. Porter maintains a residence within the Company's exchange boundaries.

                                  ARTICLE VI


                               OTHER AGREEMENTS

     The parties hereto further agree as follows:

     Section 6.1    Agreement to Defend.  In the event any claim of the nature
                    -------------------
specified in Section 7.4 or Section 8.3 hereof is commenced, whether before or after the Closing Date, the parties hereto agree to cooperate and use all reasonable efforts to defend against and respond thereto.

     Section 6.2    Further Assurances.  On the terms and subject to the
                    ------------------
conditions of this Agreement, the parties hereto shall use all reasonable efforts at their own expense to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Regulations to consummate and make effective as promptly as possible the transactions contemplated by this Agreement, and to cooperate with each other in connection with the foregoing, including, without limitation, using all reasonable efforts (a) to obtain all necessary waivers, consents and approvals from other parties to loan agreements, leases, mortgages and other Contracts,
(b) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any Regulations or in connection with any Permits,
(c) to lift or rescind any injunction or restraining order or other Order adversely affecting the ability of the parties to consummate the transactions contemplated hereby and (d) to fulfill all conditions to the obligations of the parties under this Agreement. Each of the parties hereto further covenants and agrees that it shall use all reasonable efforts to prevent a threatened or pending preliminary or permanent injunction or other Order.

     Section 6.3    Consents.  Without limiting the generality of Section 6.2,
                    --------
each of the parties hereto shall use all reasonable efforts to obtain all waivers, Permits, authorizations, consents and approvals of all Persons and Authorities necessary, proper or advisable in connection with the consummation of the transactions contemplated by this Agreement prior to the Closing Date.

     Section 6.4    No Solicitation or Negotiation.  Unless and until this
                    ------------------------------
Agreement is terminated, neither the Porters nor the Company shall, and each shall each use best efforts to cause its Affiliates, and the directors, officers, employees, representatives, agents, advisors, accountants, shareholders and attorneys of each of them, not to initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to, or engage in negotiations concerning, or provide any confidential information or data to any Person with respect to, or have any discussions with any Person relating to, any acquisition, business combination or purchase of all or any significant asset of, or any equity interest in, directly or indirectly, the Company, or otherwise facilitate any effort or attempt to do or seek any of the foregoing and shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

     Section 6.5    No Termination of the Obligations by Subsequent Dissolution.
                    -----------------------------------------------------------
Each of the parties hereto specifically agrees that its obligations hereunder, including, without limitation, obligations pursuant to this Article VI, shall not be terminated by the dissolution of such party, whether by operation of law, Regulations or otherwise.

     Section 6.6    Public Announcements.  Prior to the Closing Date, no party
                    --------------------
hereto nor any Affiliate, representative or shareholder of such party, shall disclose any of the terms of this Agreement to any third party, except as required to obtain the consents, waivers and authorizations listed in Schedules 2.3, 2.26 and 3.3 and in connection with the Purchaser's financing of the transactions contemplated hereby, without the other parties' prior written consent. Prior to the Closing Date, the form, content and timing of all press releases, public announcements or publicity statements with respect to this Agreement and the transactions contemplated hereby shall be subject to the prior approval of both the Porters and the Purchaser, which approval shall not be unreasonably withheld; provided, however, that either party may withhold such
                       --------  -------
approval in its sole discretion with respect to any of the foregoing which discloses any of the financial terms of this transaction. Prior to the Closing Date, no press releases, public announcements or publicity statements shall be released by either party without such prior mutual agreement. Notwithstanding the foregoing, no party hereto will disclose the Purchase Price or the manner in which the Purchase Price is calculated, without the prior written consent of the Purchaser and the Porters.

      Section 6.7    Records and Information.
                     -----------------------

          (a)  Retention of Records.  Except as otherwise required by
               --------------------
Regulation or agreed to in writing, each of the Seller and the Purchaser shall retain, and shall cause its Affiliates to retain, for a period of at least four
(4) years, or the period required by applicable Regulation, following the Closing Date, all records, books, contracts, instruments, computer data and other data and information (collectively, "INFORMATION") relating to the Company.

          (b)  Access to Information.  From and after the Closing Date, the
               ---------------------
Seller shall afford to the Purchaser and its authorized accountants, counsel and other designated representatives reasonable access (including using reasonable efforts to give access to Persons or firms possessing Information) and duplicating rights during normal business hours to all Information within the Seller's possession relating to the Company, insofar as such access is reasonably required by the Purchaser. Similarly, the Purchaser shall afford to the Seller and its authorized accountants, counsel, and other designated representatives reasonable access (including reasonable efforts to give access to Persons or firms possessing Information) and duplicating rights during normal business hours to Information within the Purchaser's possession relating to the Company or its business as conducted prior to the Closing Date, insofar as such access is reasonably required by the Seller.

          (c)  Provisions of Corporate Records. The Seller shall arrange, as
               -------------------------------
soon as practicable following the Closing Date, to the extent not previously delivered in connection with the transactions contemplated herein, for transportation at the Seller's cost to the Purchaser of the records in the Seller's possession relating to the Company, the corporate minutes books, stock ledgers and certificates and corporate seals of the Company, and all Contracts and litigation files relating to the Company, except to the extent (i) such items are already in the possession of any of the Purchaser or the Company or
(ii) it is necessary or appropriate for the Seller to retain such records for use in preparation of Tax Returns under the provisions hereof. The Porters may make and retain copies of all or any such records or documents at their expense.

          (d) Witnesses. At all times from and after the Closing Date, each of
              ---------
the Seller and the Purchaser shall use reasonable efforts to make available to the other, upon written request, its and its Affiliates' officers, directors, employees and agents as witnesses to the extent that such Persons may reasonably be required in connection with any legal, administrative or other proceedings in which the requesting party may from time to time be involved, at no cost; provided, however, that a party producing such witnesses shall be entitled to
--------
receive from the requesting party, upon presentation therefor, payment for such out-of-pocket costs and disbursements as may be reasonably incurred in producing such witnesses.

     Section 6.8    Insurance Policies and Claims Administration.
                    --------------------------------------------

          (a) Insurance Coverage Prior to the Closing Date. The Porters shall be
              --------------------------------------------
responsible for the administration of all claims under the Company's insurance policies relating to periods prior to the Closing Date. If any claim is asserted against the Company relating to periods prior to the Closing Date, the Porters shall, if requested by the Purchaser, promptly assert and pursue coverage and payment for such claim with the appropriate insurance carrier, and the Purchaser shall, and shall cause the Company to, provide reasonable cooperation and assistance to the Porters in asserting and pursuing such coverage. In particular, the Purchaser shall, upon request by the Porters, cause the Company to file all necessary claims and take all such other action as may reasonably be requested by the Porters to pursue such coverage. As between the Porters, on the one hand, and the Purchaser and the Company, on the other hand, the Purchaser and the Company shall be entitled to recover all insurance proceeds with respect to any claim, except to the extent the Porters have previously provided indemnification therefor to the Purchaser or the Company under this Agreement. If the Purchaser shall pursue coverage and payment for any claim relating to periods prior to the Closing Date on behalf of the Company, then the Porters shall provide reasonable cooperation and assistance to the Company and the Purchaser.

          (b)   Insurance Coverage After the Closing Date. Each party shall be
                -----------------------------------------
responsible for establishing and maintaining its own property and casualty insurance (including, without limitation, primary and excess general liability, automobile, workers' compensation, property, director and officer liability, fire, crime, surety and other similar insurance policies) for the activities and claims of such party and its Affiliates on and after the Closing Date; provided, however, the Purchaser shall, if it so desires, continue the Company's policies in place as at the Closing Date and the Porters shall be obligated to obtain new insurance policies on any of the operations and assets distributed to any of them as Excluded Assets as provided herein.

     Section 6.9    Other Tax Matters.
                    -----------------

          (a)   Tax Returns. The Purchaser, the Porters, the Company and their
                -----------
successors shall cooperate in the preparation of all Tax Returns and reports and shall make available all necessary records and timely take all action necessary to allow for the preparation and filing of all Tax Returns and reports. Within ten (10) days following the Closing, the Porters shall deliver or shall cause to be delivered to the Purchaser all books, records, returns, schedules, work papers, and other documents (including without limitation, appraisals and other background information) which are in the possession of the Porters or the Company and which relate to any Taxes of the Company for any taxable period. Prior to the delivery of the materials described in the preceding sentence, the Porters shall cooperate with the Purchaser in providing access to such materials as is reasonably required by the Purchaser.

     The parties hereto agree that the Porters shall prepare, and pay (or have fully reserved for) all taxes arising therefrom, all tax returns for the Company for the periods ending on or before the Closing Date and for all taxes arising as a result of the transactions contemplated by this Agreement. Upon mutual agreement between the Porters and the Purchaser, the Company may prepare any such required tax returns. Purchaser shall prepare, and pay all taxes arising therefrom, all tax returns for the Company for the periods ending after the Closing Date.

          (b)   Information. The Purchaser and the Porters agree to furnish or
                -----------
cause to be furnished to each other, as promptly as practicable, such information (including access to books and records) and assistance relating to the Company as is reasonably requested for the filing of any Tax Return, in determining a Tax liability or right to refund, for the preparation of any audit or other proceeding, and for the prosecution of any claim, suit or proceeding relating to a proposed Tax adjustment. The Purchaser and the Porters shall cooperate with each other in the conduct of any Tax audit or other Tax proceedings involving the Company. The parties shall execute and deliver such powers of attorney and other documents as are reasonably requested to carry out the administration of the Tax provisions of this Agreement.


                                  ARTICLE VII

                CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

     The obligations of the Purchaser under this Agreement shall be subject to the satisfaction of each of the following conditions unless waived in writing by the Purchaser:

     Section 7.1    Representations and Warranties. The representations and
                    ------------------------------
warranties of the Porters and the Company contained in Article II hereof and elsewhere in this Agreement and all information contained in any Exhibit, Schedule or attachment hereto shall be true and correct in all material respects when made and on the Closing Date as though then made. The Seller and the Company shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them prior to the Closing Date. Seller shall have delivered to the Purchaser a certificate, dated the Closing Date, in a form reasonably satisfactory to the Purchaser, certifying to the foregoing, providing such supplemental information, agreements and disclosures as shall be necessary to make such representations and warranties as accurate on the Closing Date as on the date originally given.

     Section 7.2    Consents and Approvals. The Seller, the Company and the
                    ----------------------
Purchaser shall have obtained all consents, approvals, Orders, qualifications, licenses, Permits or other authorizations specified in Schedules 2.3, 2.26 and
3.3 hereto and, to the extent not listed in Schedules 2.3, 2.26 and 3.3 hereto, required by all applicable Regulations, Orders and Contracts binding on any of the Seller, the Company or the Purchaser or any of their respective properties and assets, with respect to the execution, delivery and performance of this Agreement, the financing and consummation of the transactions contemplated herein and the conduct of the business of the Company in the same manner after the Closing Date as before the Closing Date.

     Section 7.3    No Material Adverse Change. There shall have been no
                    --------------------------
Material Adverse Change in the business, properties,

Financial Statements, Schedules to this Agreement, business prospects, condition (financial or otherwise) or results of operations of the Company since December 31, 1996 through the Closing Date. The Purchaser shall have received a certificate, dated the Closing Date, from the Seller, in a form reasonably satisfactory to the Purchaser, certifying to the foregoing.

     Section 7.4    No Proceeding or Litigation. No Order or Regulation shall be
                    ---------------------------
in effect which would prevent the consummation of the transactions contemplated hereby.

     Section 7.5    Secretary's Certificate. The Purchaser shall have received a
                    -----------------------
certificate, signed by the Secretary of the Company, dated the Closing Date, as to the charter and by-laws of the Company and the resolutions adopted by the shareholders and directors of the Company in connection with this Agreement in a form reasonably satisfactory to the Purchaser.

     Section 7.6    Certificates of Good Standing. At the Closing, the Company
                    -----------------------------
shall have delivered to the Purchaser certificates issued by the appropriate governmental authorities evidencing the good standing of the Company, Telephone and each of their subsidiaries in their respective jurisdictions of incorporation and in each jurisdiction in which each is qualified to do business as of a date not more than fifteen (15) days prior to the Closing Date.

     Section 7.7    Opinion of Seller's Counsel. Seller shall deliver at Closing
                    ---------------------------
an opinion of counsel to the Seller addressed to Purchaser and Purchaser's lender in substantially the form attached hereto as Exhibit 7.7.

     Section 7.8    Noncompetition Agreement. The Seller and Company shall have
                    ------------------------
caused Gary L. Porter to enter into the Noncompetition Agreement attached hereto as Exhibit 7.8.

      Section 7.9   Consulting Agreement.  The Seller and Company
                    --------------------
shall have caused Gary L. Porter to enter into the Consulting Agreement attached hereto as Exhibit 7.9.

     Section 7.10   Resignations. The Seller shall have caused all directors
                    ------------
and officers of the Company, Telephone and all of their subsidiaries to have resigned.

     Section 7.11   Other Documents. The Purchaser shall have been furnished
                    ---------------
with such other and further documents and certificates, including certificates of the Seller, the Porters or the Company's officers, directors and others, as the Purchaser shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

     Section 7.12   Liens.  The Porters shall have removed all Liens on the
                    -----
assets and properties of the Company other than Permitted Liens.

     Section 7.13   Sale of Billing Services Company.  The Company's fifty
                    --------------------------------
percent (50%) interest in a billing services business named Central Illinois Data Services shall have been sold to El Paso Telephone prior to December 31, 1996, with appropriate proceeds therefor to have been paid to and remain the property of the Company, and Purchaser shall have been furnished with information on and evidence of the same. The Company shall not have entered into any agreements obligating it to use the services in any way of Central Illinois Data Services after such sale other than on a month-to-month basis. There shall be no other continuing obligations with respect thereto.

     Section 7.14   Delivery of Minute Books.  The Porters shall deliver at
                    ------------------------
Closing all original minute books and stock transfer records of the Company, Telephone and of all their direct and indirect subsidiaries.

     Section 7.15   Delivery of Financial Statements.  The Porters shall have
                    --------------------------------
delivered to the Purchaser as soon as possible after the date hereof Tax Returns with respect to the 1996 fiscal year for the Company, for Telephone and for each of their subsidiaries. Further, the Porters shall deliver Unaudited Financial Statements to the Purchaser on a monthly basis from and after the date hereof as soon as such Unaudited Financial Statements shall have been prepared and as provided in Section 4.9 hereof.

     Section 7.16   Distribution of Odyssey Capital Stock. The Company shall
                    -------------------------------------
have, prior to Closing, distributed all of the capital stock of Odyssey owned by the Company to Gary L. Porter, thereby spinning off all of the operations, employees, assets and liabilities of Odyssey and its subsidiaries (including of the Streator, Illinois retail store).

                                 ARTICLE VIII

                         CONDITIONS TO THE OBLIGATIONS
                                 OF THE SELLER

     The obligations of the Seller under this Agreement shall be subject to the satisfaction of each of the following conditions unless waived in writing by the
Porters:

     Section 8.1    Representations and Warranties.  The representations and
                    ------------------------------
warranties of the Purchaser contained in Article III hereof and elsewhere in this Agreement and all information contained in any Exhibit, Schedule or attachment hereto shall be true and correct in all material respects when made and on the Closing Date as though then made, except as expressly provided herein or therein. The Purchaser shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date. An officer of the Purchaser in his capacity as such shall have delivered to the Seller a certificate, dated the Closing Date, certifying to the foregoing, providing such supplemental information, agreements and disclosures as shall be necessary to make such representations and warranties as accurate on the Closing Date as on the date originally given.

     Section 8.2    Consents and Approvals.  The Purchaser, the Seller and the
                    ----------------------
Company shall have obtained all consents, approvals, orders, qualifications, licenses, Permits or other authorizations, specified in Schedules 2.3, 2.26 and
3.3 hereto and, to the extent not listed in Schedules 2.3, 2.26 and 3.3 hereto, required by all applicable Regulations, Orders and Contracts binding on the Purchaser, the Seller or the Company or any of their respective properties and assets with respect to the execution, delivery and performance of this Agreement.

     Section 8.3    No Proceeding or Litigation.  No Order or Regulation shall
                    ---------------------------
be in effect which would prevent the consummation of the transactions contemplated hereby.

     Section 8.4    Secretary's Certificate.  The Seller shall have received a
                    -----------------------
certificate, signed by the Secretary of the Purchaser, dated the Closing Date, as to the charter and by-laws of the Purchaser and the resolutions adopted by the directors of the Purchaser in connection with this Agreement in a form reasonably satisfactory to the Seller.

     Section 8.5    Opinion of Purchaser's Counsel.  Purchaser shall deliver at
                    ------------------------------
Closing an opinion of counsel to Purchaser addressed to Seller in substantially the form attached hereto as Exhibit 8.5.

                                  ARTICLE IX

                                    CLOSING

     Section 9.1    Closing.  Unless this Agreement shall have been terminated
                    -------
or abandoned pursuant to the provisions of Article X hereof, a closing of the transactions contemplated by this Agreement (the "Closing") shall be held on or before October 15, 1997 (or on such date either before or after October 15, 1997 as the parties hereto shall mutually agree which shall be at least ten (10) days after receipt of all ICC and other approvals required as a precondition to Closing) (the "CLOSING DATE") in the offices of the Purchaser's counsel; provided, that the Closing shall occur as soon as practicable after the
--------
satisfaction of the conditions contained in Articles VII and VIII hereof.

     Section 9.2    Closing Date Payment and Receipt of Shares. On the Closing
                    ------------------------------------------
Date, (i) the Seller will assign and transfer to the Purchaser good and valid title in and to the Shares, free and clear of all Liens, by delivering to the Purchaser stock certificates representing the Shares, duly endorsed for transfer or accompanied by duly executed stock powers endorsed in blank with requisite stock transfer tax stamps, if any, attached; (ii) the Purchaser shall, by wire transfer of same-day funds, pay to the Seller the amount of the Purchase Price; and (iii) the parties shall deliver to each other the documents required under this Agreement to be delivered at or prior to the Closing.

     Section 9.3    Purchase of Certain Shares.  If any Seller other than Gary
                    --------------------------
L. Porter, Virginia M. Porter and Renee Porter shall have elected not to participate in the Closing or should any Seller not have been located prior to Closing, then Purchaser hereby agrees to pay the Purchase Price to such Seller for such number of Shares set forth on Exhibit A hereto should they elect to participate at some time after the Closing or should they be located after the Closing. Further, with respect to the unaccounted for 750th share, Purchaser hereby agrees to pay the Purchase Price for such 750th share should a legitimate owner therefor hereafter appear. Notwithstanding anything to the contrary herein provided, Gary L. Porter shall otherwise be liable hereunder should any other shareholder come forth and legitimately claim ownership of shares in the Company or should a Seller legitimately claim ownership of shares in excess of the number set forth with respect to him, her or it on Exhibit A hereto.

                                   ARTICLE X

                          TERMINATION AND ABANDONMENT

     Section 10.1   Methods of Termination.  This Agreement may be terminated
                    ----------------------
and the transactions herein contemplated may be abandoned at any time:

          (a)  Mutual Consent.  By mutual written consent of the Purchaser and
               --------------
the Porters.

          (b)  Seller's Failure to Perform.  By the Purchaser if as of the
               ---------------------------
Closing Date any of the conditions specified in Article VII hereof have not been satisfied (and remain so unsatisfied for more than ten (10) days after the Purchaser has notified the Porters in writing thereof) or if either the Seller or the Company is otherwise in default in any material respect under this Agreement (and remains in default for more than ten (10) days after the Purchaser has notified the Porters in writing of such default) or if at any time prior to the Closing Date it becomes apparent to the Purchaser (on reasonable grounds) that either the Seller or the Company will be unable to satisfy one or more of the representations and warranties in Article II hereof or one or more of the covenants or agreements in Articles IV, VI or VII hereof,

          (c)  Purchaser's Failure to Perform.  By the Porters if as of the
               ------------------------------
Closing Date any of the conditions specified in Article VIII hereof have not been satisfied (and remain so unsatisfied for more than ten (10) days after the Porters have notified the Purchaser in writing thereof) or if the Purchaser is otherwise in default in any material respect under this Agreement (and remains in default for more than ten (10) days after the Porters shall have notified the Purchaser in writing of such default) or if at any time prior to the Closing Date it becomes apparent to the Porters (on reasonable grounds) that the Purchaser will be unable to satisfy one or more of its representations and warranties in Article III hereof or one or more of the covenants or agreements in Articles V, VI or VIII hereof.

          (d)  Remedies.  In the event of any failure to perform as described in
               --------
this Section 10.1, the nonbreaching party shall have such remedies for breach of contract as are allowed by law in addition to or in substitution of the right of termination.

     Section 10.2   Procedure Upon Termination.  If this Agreement is terminated
                    --------------------------
as provided herein:

          (a)  Return of Records.  Each party shall as promptly as practicable
               -----------------
redeliver to the party furnishing the same, all data, information and other written material (including all copies thereof) of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof.

          (b)  Confidentiality.  All information received by any party hereto
               ---------------
with respect to the business of any other party (other than information which is a matter of public knowledge or which has heretofore been or is hereafter published in any publication for public distribution or filed as public information with any governmental authority) shall not at any time be used by, or disclosed to, third parties.


                                  ARTICLE XI

                      SURVIVAL OF TERMS; INDEMNIFICATION

     Section 11.1   Survival.  All of the terms and conditions of this
                    --------
Agreement, together with the representations, warranties and covenants contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement and the agreements of the parties to indemnify each other as set forth in this Article XI shall survive the execution of this Agreement and the Closing Date and shall continue for, and all claims with respect thereto shall be made prior to the end of, eighteen (18) months from the Closing Date (the "INDEMNIFICATION PERIOD"); provided, however, that with respect to any income tax liability of the Company, Telephone or any of their subsidiaries attributable to any activities or transactions occurring by any of them on or prior to the Closing Date, the agreement of Gary L. Porter to indemnify Purchaser and its Affiliates shall survive until, and all claims with respect thereto shall be made prior to, the expiration of the applicable statute of limitations prescribed by Section 6501 of the Internal Revenue Code of 1986.

     Section 11.2   Indemnification by Gary L. Porter.  After the Closing Date,
                    ---------------------------------
subject to the limitations set forth in Section 11.1 hereof, the Purchaser and its Affiliates and their respective officers, directors, employees, shareholders, representatives and agents shall, as their sole and exclusive remedy, be indemnified and held harmless by Gary L. Porter against and in respect of any and all damage, loss, liability, cost or expense (including, unless otherwise provided herein, the reasonable fees and expenses of counsel and any Tax liability resulting from any indemnity payment made hereunder) resulting from, or in respect of, any of the following:

          (a)  Misrepresentation or Breach.  Any misrepresentation or breach of
               ---------------------------
warranty of the Seller, the Porters or the Company, or nonfulfillment of any obligation on the part of the Company (to be performed prior to the Closing) or the Seller or the Porters under this Agreement, or contained in any Schedule or Exhibit to this Agreement or from any misrepresentation in or omission from any certificate, Schedule, Exhibit, related agreement, Financial Statement or instrument delivered by or on behalf of the Seller, the Porters or the Company hereunder.

          (b)  Taxes.  All Taxes of the Seller, of the Porters, of the Company,
               -----
Telephone or any of their subsidiaries or investments attributable to any period beginning or ending prior to or on the Closing Date, including but not limited to any Taxes that may result should the reverse triangular merger of the Company consummated as of December 15, 1995 not be held to be tax-free under the IRC.

          (c)  Third Party Claims.  Any Claim of a third party arising out of
               ------------------
the business or operations of the Company prior to or on the Closing Date or any Claim relating to the Excluded Liabilities or to Odyssey either prior to or after the Closing Date, or any Claim resulting from or arising out of the ownership, management or use of the Shares and/or the business of the Company prior to or on the Closing Date.

          (d)  Related Expenses.  All expenses and costs, including but not
               ----------------
limited to legal fees, reasonably paid or incurred in connection with any such indemnified Claim.

Notwithstanding anything to the contrary herein provided, the liability of Gary
L. Porter pursuant to Section 11.3(a) and (c) shall be limited to One Million Dollars ($1,000,000.00) in the aggregate.

     Section 11.3   Indemnification by the Purchaser. After the Closing, subject
                    --------------------------------
to the limitation set forth in Section 11.1, the Seller and its Affiliates and their respective officers, directors, employees, shareholders, representatives and agents shall be indemnified and held harmless by the Purchaser against and in respect of any and all damage, loss, liability, cost or expense (including, unless otherwise provided herein, the reasonable fees and expenses of counsel and any Tax liability resulting from any indemnity payment made hereunder) resulting from, or in respect of, any of the following:

          (a)  Misrepresentation or Breach.  Any misrepresentation or breach of
               ---------------------------
warranty of the Purchaser, or nonfulfillment of any obligation on the part of the Company (to be performed after the Closing) or the Purchaser under this Agreement, or contained in any Schedule or Exhibit to this Agreement or from any misrepresentation in or omission from any certificate, Schedule, Exhibit, related agreement or instrument delivered by or on behalf of the Purchaser hereunder.

          (b)  Taxes.  All Taxes of the Purchaser or of the Company attributable
               -----
to any period which begins after the Closing Date.

          (c)  Third Party Claims.  Any Claim of a third party arising out of
               ------------------
the business or operations of the Company after the Closing Date.

          (d)  Related Expenses.  All expenses and costs, including but not
               ----------------
limited to legal fees, reasonably paid or incurred in connection with any such indemnified Claim.

     Section 11.4   Third Party Claims.
                    ------------------

          (a)  Generally.  Except as otherwise provided in this Agreement, the
               ---------
following procedures shall be applicable with respect to indemnification for third party Claims. Promptly after receipt by the party seeking indemnification hereunder (hereinafter referred to as the "INDEMNITEE") of notice of the commencement of any action or the assertion of any Claim, liability or obligation by a third party (whether by legal process or otherwise), against which Claim, liability or obligation another party to this Agreement (hereinafter the "INDEMNITOR") is, or may be, required under this Agreement to indemnify such Indemnitee, the Indemnitee shall, if a claim thereon is to be, or may be, made against the Indemnitor, immediately notify the Indemnitor in writing of the commencement or assertion thereof and give the Indemnitor a copy of such Claim or process and all legal pleadings. The Indemnitee's failure to give timely notice as required by this Section 11.4(a) shall not serve to eliminate or limit the Indemnitor's obligation to indemnify the Indemnitee unless such failure prejudices the rights of the Indemnitor, and then only to the extent of such prejudice. Moreover, the Indemnitee shall have the right to take any actions or steps it deems reasonable to avoid the occurrence of any prejudice to the rights of the Indemnitee. The Indemnitor shall have the right to assume the defense of such action with counsel of reputable standing unless with respect to such action (A) injunctive or equitable remedies have been sought therein in respect of the Indemnitee or its business or (B) such action is for an alleged amount of less than Five Thousand Dollars ($5,000); provided, that the
                                                    --------
Indemnitee and counsel to the Indemnitee shall have the right to participate in the defense of any and all Claims pursuant to the provisions of Section 11.4(b) hereof. The Indemnitor and the Indemnitee shall reasonably cooperate in the defense of such Claims. If the Indemnitee shall be required by judgment or a settlement agreement to pay any amount in respect of any obligation or liability against which the Indemnitor has agreed to indemnify the Indemnitee under this Agreement, the Indemnitor shall pay such amount to the Indemnitee in order to enable the Indemnitee to make such payment, and otherwise shall promptly reimburse the Indemnitee in an amount equal to the amount of such payment, in either case, plus all reasonable out-of-pocket expenses (including reasonable legal fees and expenses) incurred by such Indemnitee at the specific request of the Indemnitor, as provided above, or as otherwise authorized by Section 11.4(b) hereof, in connection with such obligation or liability subject to this Article
XI. No Indemnitor, in the defense of any such Claim, shall, except with the consent of the Indemnitee, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability with respect to such Claim. In the event that the Indemnitor does not accept the defense of any matter for which it is entitled to assume such defense as provided in this Section 11. 4(a), the Indemnitee shall have the full right to defend against any such Claim and shall be entitled to settle or agree to pay in full such Claim in its sole discretion. With respect to any matter as to which the Indemnitor is not entitled to assume the defense pursuant to the terms of this Section 11.4(a), the Indemnitee shall not enter into any settlement for which an indemnification Claim will be made hereunder without the approval of the Indemnitor, which shall not be unreasonably withheld.

          (b)  Counsel.  An Indemnitee shall have the right to employ its own
               -------
counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (i) the employment of such counsel shall have been authorized in writing by the Indemnitor in connection with the defense of such Claim and the Indemnitor has agreed in writing to pay such fees and expenses, or

(ii) the Indemnitor shall not have employed counsel in the defense of such Claim (which counsel may be in-house counsel unless and until a lawsuit has been commenced). In either of which events, such fees and expenses of not more than one additional counsel for the indemnified parties shall be borne by the Indemnitor.

     Section 11.5   Right of Offset.  Without limiting its other rights and
                    ---------------
remedies, Purchaser shall be entitled to set off, against any and all sums otherwise due and payable to Gary L. Porter under the Noncompetition Agreement, all amounts with respect to which Purchaser is entitled to indemnification pursuant to the provisions of this Article XI hereof. Purchaser shall notify Gary L. Porter of any such sums to be set off, specifying the basis for such set off and the amount thereof.


                                  ARTICLE XII

                              GENERAL PROVISIONS

     Section 12.1   Amendment and Modification.  Subject to applicable
                    --------------------------
Regulations, this Agreement may be amended, modified and supplemented at any time with respect to any of the terms contained herein, by a written agreement signed by the parties hereto.

     Section 12.2   Waiver.  The failure of any party hereto to comply with any
                    ------
obligation, covenant, agreement or condition herein may be waived in writing by the other parties hereto, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

     Section 12.3   Certain Definitions.
                    -------------------

     "AFFILIATE" shall mean, with regard to any Person, any Person which, directly or indirectly controls, is controlled by, or is under common control with, such Person and, with respect to any Person who is an individual, the spouse, ancestors and descendants (lineal or by marriage) thereof. Control" (including, with correlative meaning, the terms controlled by" and under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

     "AGREEMENT" shall have the meaning ascribed to such term in the preamble hereof.

     "AUTHORITY" shall mean any governmental authority, including, without limitation, the FCC and the ICC and any other governmental, regulatory or administrative body, agency, commission, board of arbitrators, or any court or judicial authority, whether federal, state, local or foreign.

      "BUSINESS DAY" shall mean any day that is not a Saturday or Sunday and that in Ransom, Illinois, or Charlotte, North Carolina, or Herndon, Virginia, is not a day on which banking institutions are generally authorized or obligated by Regulation to close.

      "CERCLA" shall have the meaning ascribed to such term in Section 2.21(c) hereof.

      "CERCLIS" shall have the meaning ascribed to such term in Section 2.21(c) hereof.

      "CLAIM" shall mean any action, written claim, complaint, lawsuit, written demand, suit, notice of a violation, litigation, proceeding, arbitration or other dispute noticed in writing, whether civil, criminal, administrative or otherwise, by any Authority or other Person.

      "CLOSING" shall have the meaning ascribed to such term in Section 9.1 hereof.

      "CLOSING DATE" shall have the meaning ascribed to such term in Section 9.1 hereof.

      "COMPANY" shall have the meaning ascribed to such term in the preamble hereof, but with respect to all representations, warranties, covenants and agreements contained herein or in any Exhibit or Schedule hereto shall mean the Company, Telephone and all their subsidiaries and shall include, but not be limited to, C-R Communications, Inc., C-R Telephone Company, C-R Cellular, Inc., C-R Long Distance, Inc. and Odyssey Communications, Inc.

      "CONTRACT" shall mean any agreement, contract, commitment, instrument or other binding arrangement or understanding, whether written or oral.

      "ENVIRONMENTAL LAW" shall mean any Regulation or Order, including, but not limited to, any term or condition included in a validly issued Permit to construct or operate a facility subject to any Regulation or Order, which relates to or otherwise imposes liability or standards of conduct concerning environmental matters, mining or reclamation of mined land, discharges, emissions, releases or threatened releases of noises, odors or any pollutants, contaminants or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water or land or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants or hazardous wastes, substances or materials, including (but not limited to) CERCLA, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, any so-called "SUPERLIEN" law and any other similar Regulation by any Authority in effect on or before the Closing Date.

      "ENVIRONMENTAL PERMIT" shall mean a Permit relating to or required by any Environmental Law.

      "ERISA" shall have the meaning ascribed to such term in Section 2.19 hereof.

      "ERISA Plans" shall have the meaning ascribed to such term in Section 2.19 hereof.

      "FCC" shall mean the Federal Communications Commission.

      "FINANCIAL STATEMENTS" shall have the meaning ascribed to such term in
Section 2.9(a) hereof.

      "GAAP" shall mean United States generally accepted accounting principles, consistently applied, as in existence at the date hereof.

      "HAZARDOUS MATERIALS" shall have the meaning ascribed to such term in
Section 2.21(a) hereof.

      "IMPROVEMENTS" shall have the meaning ascribed to such term in Section 2.14(c) hereof.

      "ICC" shall mean the Commerce Commission of the State of Illinois.

      "INDEMNITEE" shall have the meaning ascribed to such term in Section 11.4(a) hereof.

      "INDEMNITOR" shall have the meaning ascribed to such term in Section 11.4(a) hereof.

      "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

      "IRS" means the Internal Revenue Service.

      "LIEN" shall mean any security interest, lien, mortgage, pledge, hypothecation, encumbrance, claim, easement, restriction (on transfer or otherwise) or interest of another Person of any kind or nature.

      "MATERIAL ADVERSE CHANGE" shall mean any developments or changes which would have a Material Adverse Effect.

      "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, any circumstances, state of facts or matters which could reasonably be expected, either individually or in conjunction with any other circumstance, state of facts or matter, to have a material adverse effect in respect of such Person's business, business prospects, properties, assets, condition (financial or otherwise) or results of operations.

      "ORDER" shall mean any judgment, decree (consent or otherwise), order, injunction (preliminary or permanent), stipulation, ruling, decree or consent of or by an Authority.

      "PCB" shall mean polychlorinated biphenyls.

      "PERMITS" shall have the meaning ascribed to such term in Section 2.26 hereof.

      "PERMITTED LIENS" shall mean (i) statutory Liens for Taxes not yet due and payable, (ii) such imperfections or irregularities of title, Liens, easements, charges or encumbrances as do not interfere with the present use of the properties or assets subject thereto or affected thereby, do not otherwise impair present business operations at such properties, or do not have a Material Adverse Effect on the value of such properties and assets and (iii) Liens reflected in the Financial Statements.

      "PERSON" shall mean any corporation, partnership, joint venture, organization, entity, Authority or natural person.

      "PENSION BENEFIT PLAN" shall have the meaning ascribed to such term in
Section 2.19 hereof.

      "PROPRIETARY RIGHTS" shall mean all (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility, model, certificate of invention and design patents, registrations and applications for registrations, (ii) trademarks, service marks, logos, trade names and corporate names and registrations and applications for registration thereof and (iii) copyrights and registrations and applications for registration thereof.

      "PURCHASE PRICE" shall have the meaning ascribed to such term in Section
1.2 hereof.

      "PURCHASER" shall have the meaning ascribed to such term in the preamble hereof.

      "REGULATION" shall mean any law, statute, regulation, ordinance, requirement, rule, executive order or binding action of or by an Authority.

      "RELEASE" shall have the meaning ascribed to such term in Section 9601(22) of Title 42 of the United States Code.

      "SELLER" shall have the meaning ascribed to such term in the preamble hereof.

      "SHARES" shall have the meaning ascribed to such term in the recitals hereof.

      "TAX RETURNS" shall have the meaning ascribed to such term in Section 2.16(a) hereof.

      "TAX" or "TAXES" means any income, gross receipt, net proceeds, alternative or add-on minimum, ad valorem, value added, estimated, turnover,
                               -- -------
sales, use, property, personal property (tangible and intangible), stamp, leasing, lease, user, excise, duty, franchise, transfer, license, withholding, payroll, employment, foreign, fuel, excess profits, occupational and interest equalization, windfall profits, severance and other taxes, charges, fees, levies or other assessments of any kind whatsoever (including interest, penalties, fines and additions thereto) imposed by any taxing authority, federal, state, local or foreign.

      "UNAUDITED FINANCIAL STATEMENTS" shall have the meaning ascribed to such term in Section 2.9(a) hereof.

      "WELFARE BENEFIT PLAN" shall have the meaning ascribed to such term in
Section 2.19 hereof.

      Section 12.4  Notices.  All notices, claims, requests, demands or other
                    -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, by first class certified mail, return receipt requested, with postage paid, or by receipted overnight courier service to the intended recipient at the address specified below or at such other address as shall be designated by such party in any notice to the other parties.

    Notices to Purchaser:               With a Copy to:
    --------------------                --------------

MJD Ventures, Inc.                 Underwood Kinsey Warren &
521 East Morehead Street              Tucker, P.A.
Suite 250                          201 S. College Street,
Charlotte, NC   28202              Suite 2020
ATTN: Eugene B. Johnson,           Charlotte, NC   28244
  Senior Vice President            (704) 333-1200    (Phone)
(704) 344-8150  (Phone)            (704) 377-9630    (Fax)
(704) 344-8121    (Fax)


    Notices to Seller, to the
     Company, to the Porters
      and to Gary L. Porter             With a Copy to:
    -------------------------           --------------
Gary L. Porter                     B. McLean Arnold, Esq.
C-R Communications, Inc.           306 North Center Street
201 S. Lincoln Street              Bloomington, IL   61701
Ransom, IL   60470                 (309) 827-8212    (Phone)
(815) 536-4211     (Phone)         (309) 827-3305    (Fax)
(815) ___________  (Fax)


     Section 12.5   Assignment.  This Agreement and all of the provisions hereof
                    ----------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, that the Purchaser may, without the prior written consent of the
--------
Seller, assign its rights and obligations hereunder and under any other Contracts or documents executed or delivered in connection herewith to (i) an Affiliate of the Purchaser, including but not limited to MJD Holdings Corp., or
(ii) its lenders as collateral in connection with the financing of the transactions contemplated hereby.

     Section 12.6   Governing Law.  This Agreement shall be governed by the laws
                    -------------
of the State of North Carolina, without regard to its principles of conflict of laws.

     Section 12.7   Counterparts.  This Agreement may be executed in
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 12.8   Headings.  The Article and Section headings contained in
                    --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 12.9   Entire Agreement.  This Agreement embodies the entire
                    ----------------
agreement and understanding of the parties hereto with regard to the subject matter hereof and supersedes all prior agreements, representations, warranties, promises, covenants, arrangements and understandings, oral or written, express or implied, among the parties with respect to such subject matter. There are no agreements, representations, warranties, promises, covenants, arrangements or understandings among the parties with respect to such subject matter other than those expressly set forth or referred to herein.

     Section 12.10  No Benefit.  This Agreement shall not be construed so as to
                    ----------
confer any right or benefit upon any Person other than the signatories to this Agreement and each of their respective successors and permitted assigns.

     Section 12.11  Delays or Omissions.  No delay or omission to exercise any
                    -------------------
right, power or remedy accruing to any party hereto upon any breach or default of another party hereto under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereafter occurring. All remedies, whether under this Agreement, by Regulation or otherwise, afforded to any party shall be cumulative and not alternative.

     Section 12.12  Severability.  Unless otherwise provided herein, if any
                    ------------
provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 12.13  Expenses.  Each of the parties hereto shall bear its own
                    --------
expenses, including, without limitation, legal fees, taxes and expenses, with respect to this Agreement and the transactions contemplated hereby; provided,
                                                                    --------
however, that in the event a breach of Section 6.4 hereof occurs and the
-------
transactions contemplated hereby are not consummated, the Porters shall pay to the Purchaser the Purchaser's out-of-pocket fees, including, without limitation, reasonable legal fees and expenses, incurred in connection with the transactions contemplated hereby. Further the parties hereto agree that the Company shall pay the fees and expenses of ICC and FCC counsel with respect to the transactions contemplated by this Agreement and that the Company shall pay the fees and expenses of B. McLean Arnold, Esq. for professional services rendered to the Company in connection with this transaction or otherwise for the periods through December 1, 1996 and thereafter up to a maximum of Eighteen Thousand Dollars ($18,000.00). The Porters shall pay the fees and expenses of B. McLean Arnold, Esq. for professional services provided after December 2, 1996 which are in excess of the $18,000.00 maximum the Company will pay. Further, the Purchaser and Gary L. Porter each hereby agree that each shall pay one-half of the appraisal expenses related to this transaction, including one-half of the $500.00 to appraise the excluded real estate going to Virginia Porter as provided on Schedule 1.3 hereto and one-half of the $2,500.00 to appraise the Odyssey assets going to Gary Porter as provided on Schedule 1.3 hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        MJD VENTURES, INC.



                                        /s/ Eugene B. Johnson
                                        ------------------------------------
                                        By: Eugene B. Johnson
                                           ---------------------------------
                                        Title: Senior Vice President
                                              ------------------------------



                                        /s/ Gary L. Porter            (SEAL)
                                        ------------------------------
                                        GARY L. PORTER



                                        /s/ Virginia M. Porter        (SEAL)
                                        ------------------------------
                                        VIRGINIA M. PORTER



                                        /s/ Renee Porter              (SEAL)
                                        ------------------------------
                                        RENEE PORTER



                                        C-R COMMUNICATIONS, INC.



                                        /s/ Gary L. Porter
                                        ------------------------------------
                                        By: GARY L. PORTER
                                           ---------------------------------
                                        Title: PRESIDENT
                                              ------------------------------



                                        C-R TELEPHONE COMPANY



                                        /s/ Gary L. Porter
                                        ------------------------------------
                                        By: GARY L. PORTER
                                           ---------------------------------
                                        Title: PRESIDENT
                                              ------------------------------

                                   Exhibit A

                              Other Stockholders



Ruth Alene Wormley                           Myrtle R. Gahm
R. R.                                        R. R. 1
Ransom, IL 60470                             Streator, IL  61364
4 shares                                     1 share

Oscar Strobel
c/o Richard Strobel
806 Richland Avenue
Effingham, IL  62401
1 share

Wayne Sampson
143 Sunset Court
Morton, IL   61550
1 share

Mrs. Geraldine Gordon
Ransom, IL   60470
1 share

Lois Easley, Edmund Smally,
  Gladys Brown
3830 N. 3300 E.
Kimberly, Idaho   83341
1 share

Tessie Weber
Ransom, IL   60470
1 share

Elaine M. Feeley
4521 7th Street North
St. Petersburg, FL   33703
2 shares

School Trustees
c/o Mrs. Lois Smith
R. R. 1
Streator, IL   61364
1 share

Larry McCann
P. O. Box 11
210 S. Garfield Street
Ransom, IL   60470
1 share

                                  Exhibit 7.7

                          Opinion of Seller's Counsel

                       [LETTERHEAD OF ARNOLD LAW OFFICE]



                               October 15, 1997


MJD Ventures, Inc.
521 East Morehead Street
Suite 250
Charlotte, NC  28202

Rural Telephone Finance Cooperative
2201 Cooperative Way
Herndon, VA   20171-3025

     Re:  C-R Communications, Inc. and Shareholders

Ladies and Gentlemen:

     We have served as counsel to C-R Communications, Inc., its subsidiaries and affiliates (collectively the "Company"), each an Illinois corporation, in connection with the preparation, execution and delivery of the Stock Purchase Agreement dated as of June 24, 1997 (the "Agreement"), among MJD Ventures, Inc. ("MJD"), the Company and the shareholders of the Company individually (such shareholders shall be referred to collectively herein as the "Shareholders"), relating to the purchase of the shares of capital stock of C-R Communications, Inc. (the "Shares") owned by the Shareholders. This opinion is delivered to you pursuant to Section 7.7 of the Agreement. All capitalized terms used herein have the meaning assigned to them in the Agreement except as otherwise provided herein.

     In connection with the opinions expressed below, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other writings of the Company, certificates of public officials or officers of the Company, and such other documents and writings as were deemed necessary or appropriate for the opinions hereinafter expressed. With respect to our opinions, we have advised you and you have acknowledged that our investigation has been limited to reasonable inquiry.

     In making such examination and rendering the opinions set forth below, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies, and

MJD Ventures, Inc.
Rural Telephone Finance Cooperative
October 15, 1997
Page 2


the authenticity of the originals of such documents and the legal capacity of all natural persons.

     Our opinions as hereinafter expressed are subject to the following qualifications:

     1. Our opinions are subject to the effect of bankruptcy, fraudulent conveyance, insolvency, reorganization, arrangement, moratorium and other similar laws;

     2. Our opinions are subject to limitations imposed by laws and judicial decisions relating to or affecting the rights of creditors or secured creditors generally, or general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity) upon the enforceability of any of the remedies, covenants and other provisions of the Agreement and upon the availability of injunctive relief or other equitable remedies;

     3. We express no opinion as to the creation or enforceability of security interests or as to the recoverability of attorneys' fees and legal expenses;

     4. We express no opinion as to the laws or the effect or applicability of the laws of any jurisdiction other than the laws of the State of Illinois;

     5. The opinions expressed herein are as of the date hereof, and we undertake no responsibility to advise you of changes occurring after the date of this letter.

     Based upon the foregoing and subject to further assumptions, limitations and qualifications set forth below, we are of the opinion that:

          (a) C-R Communications, Inc. and each of its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Illinois with full corporate power and authority to carry on the business in which it is presently engaged and to own, lease and operate its properties as now being conducted and to perform its obligations under the Agreement. The Shareholders are residents of Illinois, Florida and Idaho, as set forth in the Agreement or as shown on Exhibit A to the Agreement.

MJD Ventures, Inc.
Rural Telephone Finance Cooperative
October 15, 1997
Page 3


          (b) The execution and delivery of the Agreement has been duly authorized and approved by the Company's board of directors and the Shareholders. The Agreement is a valid and binding obligation of the Company and the Shareholders, enforceable in accordance with its terms, subject to limitations and qualifications noted above. All persons who have executed this Agreement on behalf of the Company have been duly authorized to do so by all necessary action of the Company and its Shareholders.

          (c) The authorized capital stock of C-R Communications, Inc. consists of 750 shares of $10.00 par value common stock, of which all 750 shares are issued and outstanding (the "C-R Stock"). Each Shareholder is the lawful owner of the number of shares reported in the Agreement or in Exhibit A to the Agreement. C-R Communications, Inc. has no other class of stock authorized or issued and outstanding. All of the issued and outstanding shares of the C-R Stock are duly and validly issued and outstanding, are fully paid and nonassessable, were issued in compliance with all state and federal laws and are held by the Shareholders. The delivery by the Shareholders to Purchaser at Closing of certificates representing the C-R Stock will pass good and marketable title to all of the C-R Stock to Purchaser free and clear of all liens, encumbrances, claims, restrictions and equities of any kind, other than as disclosed on Schedule 2.7 of the Agreement. There are no outstanding warrants, options, rights, puts, calls or other commitments of any nature relating to the C-R Stock, and there are no outstanding securities or debt obligations of the Company convertible into shares of capital stock of the Company. To our best knowledge, none of the issued and outstanding shares of capital stock of the Company was issued in violation of preemptive rights. No shares of capital stock of the Company are held in the treasury of the Company.

               The foregoing opinions are equally applicable to the capital stock of each affiliate or subsidiary of the Corporation hereinafter set forth, except that the authorized, issued and outstanding capital stock of such corporations are as follows:

MJD Ventures, Inc.
Rural Telephone Finance Cooperative
October 15, 1997
Page 4


                                                             Issued and
                                   Authorized               Outstanding
     Corporation                 Capital Stock             Capital Stock
     -----------                 --------------            -------------
C-R Telephone Company            750 shares,           100 shares issued to
                                 $10.00 par value,     C-R Communications, Inc.
                                 common stock          on December 15, 1995

C-R Cellular, Inc.               10,000 shares,        2,500 shares issued to
                                 no par value,         C-R Telephone Company
                                 common stock          on June 1, 1991


C-R Long Distance, Inc.          10,000 shares,        100 shares issued to
                                 no par value,         C-R Communications, Inc.
                                 common stock          on December 15, 1995

Odyssey Communications, Inc.     1,000 shares,         300 shares issued to
                                 no par value,         C-R Communications on
                                 common stock          December 30, 1996

          (d) To our actual knowledge, based on examination of certificates received from the Company, the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated by the Agreement will not: (i) violate or result in a breach of or default or acceleration under the Articles of Incorporation or Bylaws of the Company or any instrument or agreement to which the Company or the Shareholders are a party or are bound which would have a material adverse effect on the Company's properties or operations; (ii) violate any judgment, order, injunction, decree or award against or binding upon the Company or upon the C-R Stock or other securities, property or business of the Company which would have a material adverse effect on the Company's properties or operations; (iii) result in the creation of any material lien, charge or encumbrance upon the properties or assets of the Company or the C-R Stock; or (iv) violate any law or regulation of any jurisdiction relating to the Company or the C-R Stock or other securities, property or business of the Company, assuming all required regulatory approvals have been obtained in connection with the transactions contemplated by the Agreement.

MJD Ventures, Inc.
Rural Telephone Finance Cooperative
October 15, 1997
Page 5


          (e) To our actual knowledge, based on examination of certificates received from officers of the Company, there is no litigation, claim or proceeding, pending or threatened against the Company or the Shareholders, or against any of their respective assets or properties, or relating to the ownership of any or all of the C-R Stock, or which questions the validity or enforceability of the Agreement, or which could prevent, hinder or delay consummation of the Agreement or any of the transactions contemplated thereby.

          (f) To our actual knowledge, based on examination of certificates received from officers of the Company, there is not pending any threatened or existing claim, unsatisfied judgment, litigation, governmental investigation or proceeding before any court, arbitrator or federal, state or other governmental commission, board or other agency by or against the Company or the Shareholders or adversely affecting the operations or financial condition of the Company or its business, property, prospects or assets.

     The opinions expressed herein are solely for your benefit in connection with the Agreement and, without our express written consent, neither our opinions nor this opinion letter may be assigned, quoted or relied upon for any other purpose. No other person or entity may rely upon or claim reliance upon this opinion, and it is not to be quoted in whole or in part or otherwise referred to by any governmental agency or other person or entity without prior written consent of this firm.

                                   Very truly yours,

                                   ARNOLD LAW OFFICE


                                   By:_____________________________________
                                      B. McLEAN ARNOLD

                                  Exhibit 7.8

                           NONCOMPETITION AGREEMENT
                           ------------------------

                           NONCOMPETITION AGREEMENT
                           ------------------------


     THIS NONCOMPETITION AGREEMENT (the "Agreement") is made effective as of the 15th day of October, 1997 (the "Effective Date"), by and between GARY L. PORTER, a resident of Illinois ("Porter"), C-R COMMUNICATIONS, INC., an Illinois corporation, C-R TELEPHONE COMPANY, an Illinois corporation (C-R Communications, Inc. and C-R Telephone Company collectively, "the Company") and MJD VENTURES, INC., a Delaware corporation ("MJD").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to that certain Stock Purchase Agreement by and among Porter, the Company and MJD, among others, dated as of June 24, 1997 (the "Purchase Agreement"), MJD is purchasing all of the outstanding capital stock of the Company; and

     WHEREAS, Porter is a principal shareholder of the Company, and Porter's knowledge of and contacts within the Company's relevant trade are such that MJD is unwilling to enter into the Purchase Agreement in the absence of Porter's agreement to the covenants set forth herein.

     NOW, THEREFORE, in consideration of and as an inducement to MJD's entering into the Purchase Agreement and the transactions contemplated thereby, and for other good and valuable consideration as provided herein, the receipt and sufficiency of which are hereby acknowledged, Porter hereby undertakes and agrees as follows:

     1. Porter will not, without the prior written approval of the Company and MJD, directly or indirectly engage or attempt to engage in any of the following competitive activities within the "Restricted Territory" during the "Restricted Period" (as defined in Paragraphs 1(c) and 1(d) hereof, respectively):

          (a) ownership, management, operation or control of, or participation in the ownership, management, operation or control of, or connection with or ownership of any interest in, or exploitation of any customers, business or opportunities of, to or with, or otherwise assisting in any manner, any entity which is engaged in any one or more of the "Restricted Activities" (as defined in Paragraph 1 (e) hereof). By way of example and not limitation, this restriction shall apply to actions taken by Porter in the capacity of director, officer, employee, agent, consultant, partner or stockholder (except that Porter shall be permitted to acquire a stock interest in a corporation provided such stock is publicly traded and the stock so acquired is not more than five percent (5%) of the total outstanding shares of such corporation) and shall further apply to actions taken by Porter through

     Virginia M. Porter or Renee Porter or any other relative or friend of his or theirs; or

          (b) employing or engaging or attempting to employ or engage, or knowingly arranging or soliciting to have any other person or entity employ or engage or attempt to employ or engage, any person who heretofore has been employed or engaged by the Company and who is, on the Effective Date or thereafter, employed or engaged by the Company or MJD, including, without way of limitation, all such persons working in the capacity of employee, agent, sales consultant or independent contractor; provided, however, that such restriction shall not apply to the following persons:
     Virginia M. Porter, Renee Porter, and those persons employed by Odyssey Communications, Inc. or the Streator retail store as of the Closing Date.

          (c) As used herein, the term "Restricted Territory" shall include any and all locations which as of the Effective Date are within the operating area of C-R Telephone Company, as defined by the Illinois Commerce Commission.

          (d) As used herein, the term "Restricted Period" shall be a period of five (5) consecutive years, commencing with the Effective Date.

          (e) As used herein, the term "Restricted Activities" shall mean the provision or sale of any of the following telecommunications services to any existing or future wireline customer of the Company (i.e., any Person
                                                              ----
     within the Restricted Territory):

          (1)  Paging;

          (2)  Cellular Resale;

          (3)  Paging Resale;

          (4)  Internet Access;

          (5)  PCS;

          (6)  Voice Mail;

          (7)  Fax Store & Forward;

          (8)  Directory;

          (9)  Pre-Paid Calling Cards;

          (10) Toll Resale;

          (11) Cable Television (wired and/or wireless);

          (12) Local Dial Tone; and

          (13) Optional Wire Maintenance.

     2. Notwithstanding anything to the contrary herein provided, Porter may, without further consent of the Company or MJD, engage in the following permitted activities (the "Permitted Activities"):

          (1)  Internet sales outside of the Restricted Territory;

          (2) Illinois Valley Cellular, Inc. agent operations outside the Restricted Territory;

          (3) Computer sales and services, whether within or outside the Restricted Territory;

          (4)  Non-telecommunications services within the Restricted Territory;
               and

          (5) Telecommunications-related services outside the Restricted Territory.

     3. Porter shall not, directly or indirectly, at any and all times hereafter, use, divulge or make available to any person or entity, any confidential information or any documents, files or other papers concerning the business of the Company, except for such disclosure which is consented to in writing in advance by MJD, or otherwise required by applicable law or regulations.

     4. As consideration for the foregoing restrictions upon competition (in addition to MJD's execution of the Purchase Agreement), MJD shall pay Porter the principal sum of Seven Hundred Fifty Thousand and no/100 Dollars ($750,000.00) (the "Noncompete Payment"). The Noncompete Payment shall be payable in Twenty
(20) equal quarterly installments of Thirty-Seven Thousand Five Hundred and no/100 Dollars ($37,500.00) each. The quarterly installments shall be payable in arrears, commencing on the last day of the first full calendar quarter ending after the Effective Date, and continuing on the last day of each calendar quarter occurring thereafter until the Noncompete Payment has been paid in full, subject to the provisions hereof. To the extent that the Effective Date has occurred after the start of a particular calendar quarter, then the first quarterly installment shall be prorated accordingly. The Noncompete Payment may be prepaid in part or in full at any time by MJD, in its sole discretion, without penalty or premium.

     5. Without limiting its other rights and remedies, MJD shall be entitled to set off, against all sums otherwise due and payable hereunder, all amounts with respect to which MJD is entitled to indemnification pursuant to the terms of the Purchase Agreement.

MJD shall notify Porter of any such sums to be set off, specifying the basis for such set off and the amount thereof.

     6. In the event of any breach by Porter of any provision contained herein, all obligations and liabilities of MJD with respect to the Noncompete Payment shall cease and terminate, and the Restricted Period shall, to the extent permitted by law, be extended by any period of time during which (i) such breach continues and (ii) there is pending litigation in which MJD is seeking to enforce the terms of this Agreement.

     7. Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement. In the event that any provision contained herein is held to be invalid, prohibited or unenforceable because of the scope, duration or area of its applicability or for other reasons, such provision shall be ineffective only to the extent of such invalidity, prohibition or unenforceability, without invalidating the remaining provisions hereof. No narrowed construction, court-modification or invalidation of any provision hereof shall affect the construction, legality, validity or enforceability of any other provision hereof.

     8. Porter acknowledges that the Company and MJD will be irreparably damaged if the provisions hereof are not specifically enforced, and agrees that either or both of the Company and/or MJD shall be entitled to an injunction restraining any violation or attempted violation of this Agreement (without any bond or other security being required), or any other appropriate decree of specific performance. Such remedies shall not be exclusive and shall be in addition to any other remedy which the Company and/or MJD may have.

     9. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina. This Agreement shall inure to the benefit of the Company and MJD and their successors and assigns. This Agreement is personal to Porter and may not be assigned by him. The restrictive covenants contained herein shall apply to all actions taken by Porter or any person or entity directly or indirectly controlling, controlled by or affiliated with Porter. The terms hereof may not be modified or terminated except by a writing signed by the Company, MJD and Porter.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first set forth above.



                                               ___________________________(SEAL)
                                               GARY L. PORTER


                                               C-R COMMUNICATIONS, INC.
ATTEST:

_________________________________              _________________________________
By:______________________________              By:______________________________
Title:___________________________              Title:___________________________

     (Corporate Seal)



                                               C-R TELEPHONE COMPANY
ATTEST:

_________________________________              _________________________________
By:______________________________              By:______________________________
Title:___________________________              Title:___________________________

     (Corporate Seal)



                                               MJD VENTURES, INC.
ATTEST:

_________________________________              _________________________________
By:______________________________              By:______________________________
Title:___________________________              Title:___________________________

     (Corporate Seal)

                                  EXHIBIT 7.9

                             CONSULTING AGREEMENT
                             --------------------

                             CONSULTING AGREEMENT
                             --------------------



     THIS CONSULTING AGREEMENT (the "Agreement") is made effective as of the 15th day of October, 1997 by among GARY L. PORTER, a resident of Illinois ("Consultant"), C-R COMMUNICATIONS, INC., an Illinois corporation, C-R TELEPHONE COMPANY, an Illinois corporation (C-R Communications, Inc. and C-R Telephone Company collectively, the "Company") and MJD VENTURES, INC., a Delaware corporation ("MJD").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company is an Illinois corporation engaged in, among other activities, the ownership and operation of a telephone company that provides wire line telecommunications services in the exchanges of Ransom and Cornell, Illinois (the "Business"); and

     WHEREAS, Consultant possesses valuable knowledge and experience regarding the business affairs of the Company; and

     WHEREAS, the Company desires to obtain the services of Consultant for its business in order to insure an orderly transition of control of the Business, and Consultant is willing to provide such services;

                              C O V E N A N T S:
                              - - - - - - - - -

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Consultation Services.  The Company hereby engages Consultant to
          ---------------------
provide Business consulting services, and Consultant hereby agrees to provide such services to the Company. The specific services to be rendered by Consultant shall be mutually agreed upon from time to time between Consultant and appropriate officers and/or the Board of Directors of the Company. Consultant agrees to devote such time and energy as may be necessary to perform the duties and responsibilities requested by the Company.

     2.   Term.  The term of this Agreement shall be for a period of six (6)
          ----
months commencing as of the date hereof ("Term").

     3.   Compensation.  For all services rendered by Consultant under this
          ------------
Agreement, the Company shall pay Consultant upon execution of this Agreement the amount of One Hundred Forty Thousand and no/100 Dollars ($140,000.00) (the "Consulting Payment").

     4.   Relationship of the Parties.
          ---------------------------

          (a) It is expressly agreed and understood that Consultant shall act as an independent contractor and not as an employee or agent of the Company. The Company has no responsibility for Consultant as an independent contractor, and has no responsibility for any employees hired by Consultant.

          (b) As an independent contractor, Consultant hereby expressly agrees that he is responsible for the payment of all taxes, including federal, state and local taxes, arising out of Consultant's performance of the services, including, but not limited to, federal and state income tax, Social Security tax, unemployment insurance taxes, worker's compensation and any and all other taxes .

          (c) It is expressly agreed that Consultant will make any insurance arrangements for himself he deems necessary. Consultant understands that he shall not be entitled to receive any health insurance benefits, retirement benefits or other benefits available to employees of the Company, except as specifically set forth in the Stock Purchase Agreement by and among Consultant, the Company and MJD, among others, dated as of June 24, 1997.

     5.   Entire Agreement.  This Agreement, with the Stock Purchase Agreement
          ----------------
and the Noncompetition Agreement entered into by Consultant simultaneously herewith, contains the entire agreement of the parties with respect to its subject matter and, as of the date hereof, supersedes all previous and contemporaneous agreements and understandings, inducements, or conditions, expressed or implied, oral or written, between the parties with respect to the subject matter hereof, and no waiver, modification, or change of any of its provisions shall be valid unless in writing and signed by the parties against whom such claimed waiver, modification or change is sought to be enforced.

     6.   Waiver of Breach.  The waiver of any breach of any term or condition
          ----------------
of this Agreement shall not be deemed to constitute a waiver of any other term or condition of this Agreement.

     7.   Severability.  If any term or provision of this Agreement or the
          ------------
application thereof to any person of circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     8.   Applicable Law.  This Agreement shall be governed by and construed and
          --------------
enforced in accordance with the laws of the State of North Carolina.

     9.   Notices.  Any notices, requests, demands or other communications under
          -------
this Agreement to a party hereto shall be in writing and shall be deemed to have been fully given when delivered in person or deposited in the United States Mail, postage pre-paid, by registered or certified mail, return receipt requested, to the parties hereto to the following address:

     as to Consultant:              Gary L. Porter
                                    Post Office Box 8
                                    304 S. Wallace
                                    Ransom, IL   60470

     as to the Company:             C-R Communications, Inc.
                                    201 S. Lincoln Street
                                    Ransom, IL   60470

     as to MJD:                     MJD Ventures, Inc.
                                    521 E. Morehead Street
                                    Suite 250
                                    Charlotte, NC   28202

Any party hereto may change its address to which notices or other communications hereunder are to be directed (and the person to whom such notice or other communication is to be directed) by giving notice thereof to the other parties hereto as hereinabove provided.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.



                                         ________________________________(SEAL)
                                         GARY L. PORTER


                                         C-R COMMUNICATIONS, INC.
ATTEST:

___________________________              ______________________________________
By:________________________              By:___________________________________
Title:_____________________              Title:________________________________

     (Corporate Seal)


                                         C-R TELEPHONE COMPANY
ATTEST:

___________________________              ______________________________________
By:________________________              By:___________________________________
Title:_____________________              Title:________________________________

     (Corporate Seal)


                                         MJD VENTURES, INC.
ATTEST:

___________________________              ______________________________________
By:________________________              By:___________________________________
Title:_____________________              Title:________________________________

     (Corporate Seal)

                                  Exhibit 8.5

                        Opinion of Purchaser's Counsel

             [LETTERHEAD OF UNDERWOOD KINSEY WARREN & TUCKER P.A.]

                               October 15, 1997

Shareholders of C-R Communications, Inc.
201 S. Lincoln Street
Ransom, IL 60470

Ladies and Gentlemen:

     We have acted as counsel to MJD Ventures, Inc., a Delaware corporation ("MJD" or "Purchaser"), in connection with the purchase by Purchaser of all of the capital stock of C-R Communications, Inc. (the "Company") from Gary L. Porter, Virginia M. Porter, Renee' Porter and the Other Stockholders ("Seller"), pursuant to a Stock Purchase Agreement entered into as of June 24, 1997 (the "Purchase Agreement") by, between and among Purchaser, the Company and Seller.

     This opinion is being delivered to you pursuant to Section 8.5 of the Purchase Agreement. Capitalized terms used herein which are not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

     In connection with this transaction, we have reviewed the Articles of Incorporation and Bylaws (the "Organizational Documents") of the Purchaser, the Purchase Agreement and such other instruments and documents as are executed and delivered pursuant to the Purchase Agreement, and have examined such other records and information and have conducted such other investigations as we have deemed necessary to render the opinion set forth below. As to facts material to our opinion, we have relied upon the factual representations of Purchaser in the Purchase Agreement, certificates from certain state authorities and on those certificates delivered at Closing.

     We have assumed the conformity of all copies to the originals of all documents reviewed by us, the genuineness of all signatures (other than those of the shareholders, directors and

Shareholders of C-R Communications, Inc.
October 15, 1997
Page 2

officers of Purchaser) and the authenticity of all documents submitted to us (whether originals or copies).

     For the purposes of our opinion, we have assumed that the Purchase Agreement and all other instruments and documents executed and delivered pursuant thereto have been duly authorized, executed and delivered by all of the parties thereto other than Purchaser.

     Whenever a statement herein is qualified by the phrases "known to us" or "to our knowledge", or similar phrases, it is intended to indicate that during the course of our representation of Purchaser and the transactions contemplated by the Purchase Agreement, and having made inquiry of certain officers of Purchaser as to such matters, no information that would give us actual knowledge of the inaccuracy of such statement has come to our attention. However, we have not undertaken any independent investigation or review to determine the accuracy of any such statement. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from our representation of Purchaser.

     Based upon the foregoing, and subject to the assumptions and qualifications herein set forth, it is our opinion that:

     1. MJD is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to carry on the business in which it is engaged, to own, lease and operate its properties, and to enter into and to perform its obligations under the Purchaser Agreement.

     2. The execution and delivery of the Purchaser Agreement was duly authorized and approved by the Board of Directors of MJD. The Purchase Agreement is a valid and binding obligation of MJD enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights in the event of future bankruptcy, insolvency or reorganization of Purchaser, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. All persons who have executed this Purchase Agreement on behalf of MJD have been duly authorized to do so by all necessary corporate action.

     3. To our best knowledge, MJD has given all notices to and has obtained from all state and federal regulatory authorities

Shareholders of C-R Communications, Inc.
October 15, 1997
Page 3

any approvals, consents, permits and authorizations required in order to consummate the transactions contemplated in the Purchase Agreement.

     The opinions expressed herein are based upon and limited to matters governed by the laws of the State of North Carolina and the State of Delaware, and we express no opinion as to any matter governed by the laws of any other jurisdiction. We are not authorized to practice law in the State of Delaware and the opinions set forth herein are rendered solely upon our review of applicable provisions of Delaware corporation law as currently published in standard compilations and such consultations with Delaware local counsel as we have deemed necessary or appropriate.

     This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur. This opinion is limited to matters herein, and no opinion may be inferred or implied beyond the matters expressly stated herein.

     This opinion is being furnished to you in connection with the transactions contemplated by the Purchase Agreement. This opinion is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose nor relied upon by any other person or entity without our prior written consent.

     Finally, the opinions expressed herein represent our reasonable judgment as to the matters of law addressed herein, based upon the facts presented or assumed, and are not, and should not be construed or considered as, a guaranty.

                                      Very truly yours,

                                      UNDERWOOD KINSEY WARREN & TUCKER, P.A.